As filed with the Securities and Exchange Commission on August 24, 2026

Securities Act File No. 333-296580

Investment Company Act File No. 811-24191

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No. __

☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 2

Fundrise Innovation Fund II, LLC

(Exact Name of Registrant as Specified in Charter)

11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036

(Address of Principal Executive Office)

(202) 584-0550

(Registrant’s Telephone Number, including Area Code)

Bjorn J. Hall
Rise Companies Corp.

11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036

(Name and Address of Agent for Service)

WITH COPIES TO:

Steven B. Boehm, Esq.
Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20001

Tel: (202) 383-0100

Fax: (202) 637-3593

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934) (the “Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to completion, dated August 24, 2026

Fundrise Innovation Fund II, LLC

Up to $1,000,000,000 in Common Shares

The Fund. Fundrise Innovation Fund II, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will operate as a tender offer fund. The Fund intends to continuously offer its common shares of limited liability company interests (“Shares”) at net asset value (“NAV”). For at least its initial taxable year, the Fund expects to be taxed as a C corporation.

The Mission. Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, owns and operates through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website [____________], the “Fundrise Platform”).

Please see “Plan of Distribution” for more information on Rise Companies’ mission to make alternative asset investing easier and more efficient for retail investors.

Investment Objective. The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without approval of the Fund’s shareholders (“Shareholders”).

Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities of Innovation Companies and other investments, including derivatives, exchange-traded funds and pooled investment vehicles, that provide economic exposure to Innovation Companies, as defined in “Investment Objective, Strategies and Policies – Investment Strategies”.

Innovation Companies may include companies operating in the information technology and communication services sectors, as well as technology-related companies in other sectors or industries, including: advertising (AdTech); sales and marketing technology; media; biotechnology (BioTech); health care equipment and supplies; health care technology; pharmaceuticals; artificial intelligence; data and analytics; design tech; education technology (EdTech); financial services technology (FinTech); real estate technology (PropTech), meaning companies that develop or provide technology-enabled products and services for the acquisition, development, financing, construction, operation, management, leasing, sale or use of real estate, including property-management software, real estate marketplaces, construction technology, building systems, real estate AI, and related data and analytics platforms; gaming; internet services; manufacturing technology; entertainment; mapping; payments; privacy & security; science and engineering; energy and sustainability technology; energy equipment and services; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; communications equipment; semiconductors and semiconductor equipment; agriculture; transportation; commercial services and supplies; chemicals; synthetic materials; aerospace and defense; data centers and data center operating platforms and technology; blockchain technology and stablecoin-related technology, meaning companies that develop or provide distributed-ledger protocols, blockchain-based software, digital-asset custody, trading, settlement, compliance or other infrastructure, or products and services involving stablecoins, which are digital assets designed to maintain a stable value relative to a specified asset or pool of assets; and nanotechnology.

The Fund seeks to achieve its investment objective by investing in private and public Innovation Companies, directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) and debt securities of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in Innovation Companies. The Fund intends to primarily make direct investments in Portfolio Companies and indirect investments through Co-Investment Vehicles (“CIVs”) and special purpose vehicles (“SPVs”) in order to gain access to particular Portfolio Companies. See “Investment Objective, Strategies and Policies” and “Risk Factors – Private Vehicle Risks”. See “Risk Factors – Pooled Investment Vehicles Risk” for a full discussion of the risks associated with the types of pooled investment vehicles in which the Fund may invest.

Exchange-traded funds and pooled investment vehicles will only be included in our 80% policy if the investment strategy of the exchange traded fund or pooled investment vehicle is consistent with the Fund’s 80% policy.

In addition to its focus on investing in mid-to-late stage Innovation Companies, the Fund may invest up to 20% of its net assets in the securities of early-stage Innovation Companies.

The ability to invest in privately held, mid-to-late-stage Innovation Companies can offer the potential to capture more upside potential than investments in the securities of Innovation Companies that are already publicly traded. The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company. Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company. Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold.”

Notwithstanding the foregoing, investments in mid-to-late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders. See “Risk Factors”.

The Fund expects that many of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity and debt securities in Portfolio Companies may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of certain of the Fund’s equity investments and transfer restrictions that private equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all.

The Fund may also obtain exposure to Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time, and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, a basket of equities or equities comprising an index at a specified price on a future date.

For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

Non-Listed Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	Shares are not listed on any securities exchange, may never be listed on a securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”). If a Shareholder is able to sell its Shares outside the repurchase process, the Shareholder likely will receive less than the then-current NAV per Share.

●	Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	As the Fund primarily focuses on making investments in equity securities that provide opportunity for capital gains, it does not anticipate paying dividends on a quarterly or other basis or become a predictable distributor of dividends.

●	The Fund intends to invest in private vehicles that rely on the exclusions from registration under the 1940 Act found in Section 3(c)(1) and Section 3(c)(7), which expose the Fund to additional risks. Please see “Risk Factors – Private Vehicle Risks.”

Investing in Shares is speculative and involves substantial risks. You should purchase Shares of the Fund only if you can afford a complete loss of your investment. Prospective investors should refer to the risk factors discussed in the section beginning on page 25 entitled “Risk Factors” prior to making an investment in the Fund.

Repurchases of Shares. The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Adviser will not recommend to the Board that the Fund conduct a repurchase offer during any period of time when the Adviser believes that conducting such a repurchase offer would not be in the best interests of the Fund and its shareholders, and there may be extended periods of time when the Fund does not conduct a repurchase offer.

Notwithstanding the foregoing, no assurance can be given that these repurchases will occur as contemplated or at all.

Leverage. The Fund may use leverage to provide additional funds to support its investment activities as permitted by the 1940 Act. See “Risk Factors – Risks Related to the Fund’s Financing Strategy.”

The Adviser. The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. The Adviser is a wholly owned subsidiary of the Rise Companies, the Fund’s sponsor, which owns and operates through a subsidiary the Fundrise Platform. As of [                        , 2026], the Adviser and its affiliates had approximately $[_____] in assets under management.

Securities Offered. The Fund is offering a single class of Shares on a continuous basis. The minimum initial investment for Shares of the Fund is $[1,000]. Subsequent investments may be made in any amount. The Fund reserves the right to modify or waive the minimum purchase requirement at any time. Shares are being offered by the Fund at an offering price equal to the Fund’s then current NAV per Share. Shares are not subject to sales charges. The Fund is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its “best efforts” to sell the Shares. No arrangements have been made to place proceeds in an escrow, trust, or similar account. The Fund intends to distribute its shares primarily through the Fundrise Platform. The Fund will not pay Fundrise, LLC, a subsidiary of Rise Companies and the owner of the Fundrise Platform, any sales commissions or other remuneration for hosting the offering on the Fundrise Platform.

	Common Shares(1)	Total(1)
Public Offering Price (Per Share)	$ [ ]	$[ ]
Sales Charge (Load)(1)	None	None
Proceeds to the Fund (Before Expenses)(2)	$ [ ]	Up to $[ ]

(1)	Shares are being offered by the Fund at an offering price equal to the Fund’s NAV per Share, which will fluctuate. Shares are not subject to sales charges.

(2)	Assumes all amounts currently registered are sold in the continuous offering. Assumes all shares registered and unsold at the time of the initial effectiveness of this registration statement on [ ], 2026 are sold in the continuous offering based on the Fund’s NAV per share as of [ ], 2026.

This Prospectus provides information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [  , 2026] (the “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The SAI and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Fundrise Innovation Fund II, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at [        ]. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLC Agreement. A copy of the LLC Agreement has been filed as an exhibit to this Registration Statement with the SEC.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS SUMMARY

This summary does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor should carefully read the more detailed information contained or incorporated by reference in this Prospectus and the SAI, particularly the risks of investing in the Fund, as discussed under “Investment Objective, Strategies and Policies – Risk Factors.”

The Fund

Fundrise Innovation Fund II, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund intends to continuously offer its common shares of limited liability company interests (“Shares”) at net asset value (“NAV”). The Fund intends to elect and intends to qualify to be taxed as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), in a future taxable year, following such time as the Fund determines that it meets the requirements to qualify as a RIC and build the Fund to a size that the diversification requirements are not overly constraining on the Fund’s investment strategy. Until such time, the Fund expects to be taxed as a C corporation. There can be no guarantee that the Fund will ever be able to qualify as a RIC.

Investment Objective

The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities of Innovation Companies and other investments, including derivatives, exchange-traded funds and pooled investment vehicles, that provide economic exposure to Innovation Companies.

An “Innovation Company” is a company that the Adviser determines, based on the company’s current operations and reasonably anticipated business activities, is materially engaged in innovation. In making this determination, the Adviser will consider an Innovation Company to be an entity that satisfies one or more of the following criteria:

1.	the company’s principal business involves developing, producing, commercializing or applying a new or meaningfully improved technology, product, service, process or business model;

2.	a significant portion of the company’s revenues, assets, operating expenses, research and development expenditures, capital expenditures or enterprise value is attributable to such activities;

3.	the company is using technology or scientific advancement to create a new market, materially alter an existing market, improve the functionality, efficiency, cost, accessibility or sustainability of existing products or services, or address a market need in a novel manner; or

4.	in the case of a company with limited or no current revenue, the company’s stated business strategy and use of capital are principally directed toward developing or commercializing such a technology, product, service, process or business model.

In considering whether an activity constitutes a company’s “principal business,” the Adviser considers whether the activity is the company’s largest single line of business. In considering whether a “significant portion” of a company’s revenues, assets, operating expenses, research and development expenditures, capital expenditures or enterprise value is attributable to such activities, the Adviser considers whether the activity is a principal driver of the company’s business, results of operations or valuation rather than incidental to it, based on the information described in the Fund’s disclosure, including the company’s business description, products and services, intellectual property, research and development activities, use of proceeds, financial information and management representations. The Adviser applies the same approach in considering whether a company’s stated business strategy and use of capital are “principally directed” toward such activities, taking into account the company’s stated plans for, and actual deployment of, its operating and investment capital.

Innovation Companies may include companies operating in the information technology and communication services sectors, as well as technology-related companies in other sectors or industries, including: advertising (AdTech); sales and marketing technology; media; biotechnology (BioTech); health care equipment and supplies; health care technology; pharmaceuticals; artificial intelligence; data and analytics; design tech; education technology (EdTech); financial services technology (FinTech); real estate technology (PropTech), meaning companies that develop or provide technology-enabled products and services for the acquisition, development, financing, construction, operation, management, leasing, sale or use of real estate, including property-management software, real estate marketplaces, construction technology, building systems, real estate AI, and related data and analytics platforms; gaming; internet services; manufacturing technology; entertainment; mapping; payments; privacy & security; science and engineering; energy and sustainability technology; energy equipment and services; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; communications equipment; semiconductors and semiconductor equipment; agriculture; transportation; commercial services and supplies; chemicals; synthetic materials; aerospace and defense; data centers and data center operating platforms and technology; blockchain technology and stablecoin-related technology, meaning companies that develop or provide distributed-ledger protocols, blockchain-based software, digital-asset custody, trading, settlement, compliance or other infrastructure, or products and services involving stablecoins, which are digital assets designed to maintain a stable value relative to a specified asset or pool of assets; and nanotechnology, meaning companies that develop or provide products, materials, devices or processes based on the manipulation or engineering of matter at the atomic, molecular or nanometer scale (that is, at dimensions measured in billionths of a meter), including nanomaterials (such as nanoparticles, nanotubes, graphene and quantum dots), nanoscale manufacturing, fabrication and measurement equipment and processes, and applications of nanotechnology in fields such as semiconductors and electronics, health care and drug delivery, energy generation and storage, advanced materials and coatings, and filtration. The Adviser’s determination that a portfolio company is an Innovation Company will be based on information reasonably available at the time of investment, including a company’s business description, products and services, intellectual property, research and development activities, use of proceeds, financial information and management representations.

The Fund seeks to achieve its investment objective by investing in public and private Innovation Companies directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) and debt securities of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in Innovation Companies. Earlier mid-stage growth companies are privately held companies that typically have met certain key development milestones (for example, first customer orders or first revenue shipments) and have some product or service revenue, but are still operating at a loss. Later mid-stage growth companies are privately held companies that typically have product or service revenue and have recently achieved breakthrough measures of financial success, such as operating profitability or break-even or positive cash flows. Late-stage companies are publicly and privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).

The types of debt securities in which the Fund may invest include (i) corporate debt securities, including bonds, notes and debentures, of public and private technology and technology-related companies; (ii) convertible debt securities and other convertible instruments; (iii) directly originated or privately negotiated debt investments, including secured and unsecured loans, promissory notes and venture debt, made to, or acquired with respect to, Portfolio Companies; (iv) asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities and other structured or securitized debt instruments, including instruments collateralized by data center and other technology-related infrastructure assets; and (v) U.S. treasury bills and other short-term debt instruments, including instruments held for cash management or temporary defensive purposes.

Exchange traded funds and pooled investment vehicles will only be included in our 80% policy if the investment strategy of the exchange traded fund or pooled investment vehicle is consistent with the Fund’s 80% policy.

In addition to its focus on investing in mid-to-late stage Innovation Companies, the Fund may invest up to 20% of its net assets in the securities of early-stage Innovation Companies.

The ability to invest in privately held, mid-to-late-stage Innovation Companies can offer the potential to capture more upside potential than investments in the securities of Innovation Companies that are already publicly traded. The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company. Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company. Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold.”

The Fund may also obtain indirect exposure in Portfolio Companies by purchasing units or shares in pooled investment vehicles and similar arrangements, including special purpose vehicles (“SPVs”), Co-Investment Vehicles (“CIVs”), limited liability companies, limited partnerships, trusts, and other entities or arrangements, organized in or outside the United States, that are not registered under the 1940 Act, whether in reliance on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, or any other exclusion or exemption, and other vehicles (each, a “Private Vehicle”) that hold, directly or indirectly through one or more additional Private Vehicles, equity, equity-related, or other securities or instruments providing economic exposure to one or more Portfolio Companies. Pooled investment vehicles include investment companies, exchange-traded funds, money market funds and private funds. The CIVs and SPVs in which the Fund expects to make indirect investments are private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other accredited investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. An SPV or CIV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV or CIV may have with a private company or its founders and/or key employees. Individual CIVs and SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of CIVs and SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered into between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or underlying private companies. Private Vehicles will typically not be controlled by the Fund. Such investments may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor.

The securities held or to be acquired by SPVs, CIVs and other Private Vehicles in which the Fund invests may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived or that any required consent will be obtained. The time required to obtain an issuer’s consent to waive transfer restrictions is not within the Fund’s control or knowledge and will vary by issuer and transaction. Based on the experience of the Adviser and its affiliates, the Fund expects that such a consent, if obtained, would generally be obtained within 15 to 90 days. If a restriction is not waived, a Private Vehicle may be unable to acquire the securities, in which case the Fund may not obtain the exposure to the Portfolio Company that it sought when it subscribed for its interest, or may be unable to dispose of the securities, in which case the Fund’s realization of its indirect investment may be delayed or reduced.

The Fund may conduct certain of its investments through one or more subsidiaries. “Subsidiary” means (1) any Private Vehicle or other entity to which the Fund contributes substantially all of its assets, or (2) any entity that is primarily controlled by the Fund and that primarily engages in investment activities in securities or other assets. The Fund will comply with the provisions of the 1940 Act governing investment policies (Section 8) on an aggregate basis with any Subsidiary. The Fund will comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregate basis with any Subsidiary, such that the Fund will treat any Subsidiary’s debt as its own for purposes of Section 18. Any of a Subsidiary’s principal investment strategies and principal risks that constitute principal investment strategies and principal risks of the Fund will be disclosed as principal strategies and principal risks of the Fund.

Notwithstanding the foregoing, investments in mid-to-late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities. The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment. Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.

The Fund expects that many of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity and debt securities in Portfolio Companies may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of certain of the Fund’s equity investments and transfer restrictions that private equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in Portfolio Companies in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis in the securities). In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before the Fund is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

The Fund expects to invest in Portfolio Companies from time to time by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, a basket of equities or equities comprising an index at a specified price on a future date. The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes. The forward contracts into which the Fund will enter may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived. If a waiver of transfer restriction on the underlying issuer’s stock is not obtained, the Fund will not actually have exposure to the underlying security. The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not Innovation Companies. During temporary defensive periods, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.

The Fund may also enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Policies and Strategies.”

Plan of Distribution

The Fund’s Shares will be primarily offered and distributed through various mobile applications, owned and operated by Fundrise, LLC, a wholly owned subsidiary of Rise Companies Corp., the Fund’s sponsor (collectively referred to herein along with the Fund’s website [   ], the “Fundrise Platform”). No sales commissions or other remuneration will be paid to the owner of the Fundrise Platform for hosting this offering, and no associated person of the Fund will receive compensation based on the offer and sale of Shares. This offering is being made on a “best efforts” basis. Investors may purchase Shares directly through the Fundrise Platform or through a financial intermediary. The minimum initial investment is $[1,000], with no minimum for additional purchases thereafter. Purchases will be made at the NAV per share next determined following receipt of a purchase order in good order. The Fund reserves the right to reject any subscription in whole or in part, pause accepting new subscriptions, or close to new investments at any time at the discretion of the Adviser.

No public market for the Shares exists or is expected to develop, and the Fund does not intend to list its Shares on any securities exchange. Shares are transferable only in limited circumstances, including by operation of law or with the written consent of the Fund, and liquidity may be provided only through tender offers by the Fund. The Fund will not issue share certificates; Shares will be recorded on the Fund’s membership register. An investment in the Fund should be viewed as a long-term investment suitable only for investors who can bear the risks associated with limited liquidity. See “Plan of Distribution” below.

Principal Risks

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on his or her investment or that a Shareholder may lose part or all of his or her investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” You should carefully consider the following principal risks before investing in the Fund.

Risks Related to Our Business and Our Structure

●	The Fund is a newly organized closed-end management investment company with no operating history.

●	There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions.

●	Cybersecurity failures or breaches may result in financial losses to the Fund and its Shareholders.

●	The Fund will incur tax expenses and will be subject to tax at regular corporate rates unless and until it is able to qualify as a RIC.

●	The Fund is subject to management risk because it is an actively managed investment portfolio.

●	The Adviser uses a number of artificial intelligence tools as general productivity and operational support tools.

●	The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.

●	An investment in the Fund is not a liquid investment.

●	Shareholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares.

●	The Fund may use leverage for both investment and hedging purposes. Leverage may result in greater volatility of the NAV of, and distributions on, the Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of Preferred Shares, if any, are borne entirely by holders of Shares.

Risks Related to Our Investments

●	The Fund’s investments in Portfolio Companies may be extremely risky, and the Fund could lose all or part of its investments.

●	The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.

●	The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur.

●	Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments.

●	The Fund is subject to the risks of any Private Vehicles in which it invests. Private Vehicle interests, including SPV interests, are expected to be illiquid, and be subject to restricted marketability, and it may be costly and take considerable time for the Fund to realize the value of those investments.

●	Because the Fund may focus its investments in a limited number of issuers, the Fund’s aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.

●	The Fund’s portfolio will be concentrated in securities issued by Innovation Companies (which include companies operating in the information technology and telecommunication services sectors and in the following industries: aerospace and defense; internet and catalog retail; biotechnology; health care equipment and supplies; and health care technology) and other investments that provide economic exposure to Innovation Companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy.

●	PropTech companies in which the Fund invests may be adversely impacted by government regulations, economic conditions and deterioration in real estate markets generally.

●	FinTech companies in which the Fund invests may be adversely impacted by government regulations, economic conditions and deterioration in credit markets.

●	The Fund’s investments in companies involved in, or exposed to, artificial intelligence-related businesses may be negatively impacted because of, among other things, limited product lines, markets, financial resources and/or personnel; intense competition and potentially rapid product obsolescence these companies may face; loss or impairment of intellectual property rights; and the inability to successfully develop products or services even after spending significant amounts of resources.

●	The Fund’s investments in data infrastructure will be subject to the risks incidental to the ownership and operation of data infrastructure assets.

●	Many Innovation Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies.

●	The Fund’s investment in private company securities, whether made directly or indirectly (e.g., through derivatives or private pooled investment vehicles), are generally illiquid.

●	The Fund is dependent upon the relationships and contacts of the senior investment professionals of the Adviser and its affiliates to obtain information to perform research and due diligence on the Portfolio Companies the Fund acquires through private markets, and to monitor the Fund’s investments after they are made.

●	The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error.

●	Private companies in which the Fund invests frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions.

●	The venture-backed companies in which the Fund invests may involve a high degree of business and financial risk because many have short operating histories and involve novel technology, products, or services.

●	The private company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in the company to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale.

●	An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

●	Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances.

●	Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

●	Derivatives are subject to a number of risks, including interest rate risk and management risk.

●	Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price.

●	The Fund’s options investments involve certain risks, including general risks related to derivative instruments.

●	The Fund may invest in forward contracts, which involve certain risks.

●	A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market.

●	Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices.

●	There is no assurance that the Fund will have access to profitable IPOs, which may affect its investment performance.

●	Many private company securities may be restricted securities and/or considered illiquid, and the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded.

●	To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

●	The Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

●	Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways.

●	The Fund may have exposure to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization.

●	Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers.

●	The value of corporate bonds in which the Fund may invest may be affected by factors directly relating to their issuers, including but not limited to investor and market perceptions, creditworthiness, financial performance, capital structure, management of the issuer and demand for the issuer’s goods or services.

●	The Fund may invest in convertible securities. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

●	To the extent the Fund invests in other pooled investment vehicles, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

Investment Adviser

The Adviser, Fundrise Advisors, LLC, was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. In carrying out these responsibilities, the Adviser also performs certain administrative, fund accounting and shareholder services for the Fund. The Adviser is a wholly owned subsidiary of Rise Companies, the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website [                                ], the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. The Adviser also manages Fundrise Innovation Fund, LLC (“VCX”), a closed-end investment company that operated as a tender offer fund from 2021 to 2026, at which time its shares began trading on the New York Stock Exchange under the ticker “VCX”. VCX’s investment objective and strategy is substantially the same as the Fund’s. The Adviser also serves as the investment adviser to one or more registered closed-end management investment companies sponsored by Rise Companies that invest primarily in real estate-related investments. Prior to the launch of VCX, the Adviser’s primary focus was on real estate. Through the Fundrise Platform, investors can invest in investment vehicles sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. As of [             ], 2026, the Adviser had approximately $[           ] in assets under management.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) equal to [           ]% of the Fund’s average daily net assets.

Expense Limitation

The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [           ]% of the Fund’s average daily net assets. The Adviser may seek recoupment from the Fund of any fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that the recoupment will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect [at least through __, 202_], unless and until the Board approves its modification or termination.

Closed-End Fund Structure

The Fund is organized as a continuously offered, non-diversified, closed-end management investment company under the 1940 Act. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that the shareholders of closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, there should be no expectation that the Fund will list on a securities exchange in the future, and investments in the Fund should not be considered to be a liquid investment.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders, as discussed below under “Repurchase Offers.” The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (redemptions).

The Fund believes that a closed-end structure is most appropriate in light of the long-term nature of the Fund’s strategy and the characteristics of its portfolio because, among other things, certain features of open-end funds (such as daily redemptions, which can necessitate the premature sale of investments) could diminish the Fund’s ability to execute its investment strategy. Accordingly, a closed-end structure is expected to help the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases, or, in limited circumstances, as a result of transfers of Shares pursuant to the provisions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”), no matter how the Fund performs.

Investor Suitability

An investment in the Fund involves substantial risks and may not be suitable for all investors. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisors should (i) consider the suitability of an investment in the Fund with respect to the investor’s investment objective and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Repurchase Offers

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for Shares in an amount of more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Adviser will not recommend to the Board that the Fund conduct a repurchase offer during any period of time when the Adviser believes that conducting such a repurchase offer would not be in the best interests of the Fund and its shareholders, and there may be extended periods of time when the Fund does not conduct a repurchase offer. No Shareholder will have the right to require the Fund to repurchase its Shares.

In connection with any repurchase offer, the number of Shares tendered for repurchase may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when or in the amount that you desire.

Notwithstanding the foregoing, no assurance can be given that these repurchases will occur as contemplated or at all.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

●	whether any Shareholders of the Fund have requested to tender Shares to the Fund;

●	the working capital and liquidity requirements of the Fund;

●	the relative sizes of the repurchase requests and the Fund;

●	the past practice of the Fund in repurchasing Shares in the Fund;

●	the Adviser’s assessment of current market conditions relating to the Fund’s specific investments, in light of the Adviser’s future outlook for those markets and investments;

●	the Adviser’s assessment of the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

●	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies and other investments.

As noted above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

The Fund’s Shares are not listed on any securities exchange, may never be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders may have to wait until the next repurchase offer to make another repurchase request, or take any other action permitted by the tender offer rules under the Exchange Act of 1934 (the “Exchange Act”) and described in the written tender offer notice to Shareholders. Each tender offer will be made and Shareholders will be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Procedures for Repurchases

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Directors”), that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances.

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to [2.00]%, subject to the discretion of the Adviser, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. Any such waivers or reductions will be uniformly applied to all shareholders. If you invest in the Fund through a financial intermediary, your financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial intermediary for details. See “Transactions Through Your Financial Intermediary” below.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

U.S. Federal Income Tax Considerations

The Fund will be taxed as a C corporation unless and until it elects and qualifies as a regulated investment company (“RIC”). As a corporation, the Fund will be subject to U.S. federal income tax imposed at a 21% rate with respect to its taxable income, including any gain realized on the sale or other taxable disposition of its assets. The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.

Distribution Policy

It is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income. The Board may authorize distributions in stock depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time.

The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects that it will declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears.

If and when the Fund elects to be taxed as a RIC, it intends to make distributions necessary to qualify to be taxed on that basis and, once qualified, maintain its qualification for taxation as a RIC. See “Distribution Policy.”

Distribution Reinvestment Plan

Unless a Shareholder elects to participate in the Fund’s distribution reinvestment plan, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the plan. Shareholders who do not participate in the Fund’s distribution reinvestment plan will receive all dividends and other distributions in cash. See “Distribution Reinvestment Plan.”

SUMMARY OF FUND EXPENSES

Fees and Expenses of the Fund

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load (As a Percentage of Offering Price)	None
Distribution Reinvestments and Cash Purchase Plan Fees	None

ANNUAL FUND OPERATING EXPENSES (as a percentage of the Fund’s net assets attributable to the Shares)[1]
Management Fee	2.50%
Interest on Borrowed Funds[2]	None
Other Expenses
Other Expenses - General	0.51%
Other Expenses - Marketing	0.40%
Total Other Expenses[3]	0.91%

Deferred Income Tax Expense[4]	0.00%
Total Annual Fund Operating Expenses	3.41%

1	Estimates are based on Fund net assets of $250,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $250,000,000 in proceeds.

2	The table assumes the Fund will not use leverage during the first twelve months following commencement of this offering. The Fund does not anticipate any interest payments on borrowed funds.

3	Other Expenses are based on estimated amounts for the current fiscal year of the Fund. Other Expenses include, among other things, professional fees, offering expenses, organizational expenses, and other general and administrative expenses. Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies or companies that would be investment companies but for the exceptions to that definition provided by Section 3(c)(1) and Section 3(c)(7) of the 1940 Act. AFFE are estimated to be less than 0.01% of the average net assets of the Fund and are included in Other Expenses.

4	Deferred Income Tax Expenses arise principally from net unrealized gains on portfolio investments. Because the Fund currently has no portfolio investments, and because there can be no assurance as to the nature, amount or timing of the investments that the Fund will ultimately acquire, the Fund is currently unable to estimate a deferred income tax expense. The Fund will reflect an estimate of deferred income tax expense in future updates to this Prospectus disclosure once the Fund has commenced operations and holds investments generating net unrealized gains such that the expense can be reasonably estimated.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $1,000 in the Fund’s Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s Operating Expenses (as described above) remain the same. The Example reflects adjustments made to the Fund’s Operating Expenses due to the Expense Limitation Agreement for the duration of the one-year period only. Based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$105	$177	$369

The Example above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the Example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management of the Fund – Management Fee.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund continuously offers its Shares at NAV. The Fund was organized as a Delaware limited liability company on May 18, 2026. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.

USE OF PROCEEDS

The proceeds from the sale of Shares are invested by the Fund to pursue its investment program and strategies. The Fund currently intends to fully invest all or substantially all of the net proceeds of its continuous offering as soon as practicable, and typically within one to three months, in accordance with its investment objective and policies, subject to the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending investment of the net proceeds, the Fund may invest in short-term, highly liquid or other authorized investments.

There can be no assurance that the Fund will be able to sell all the Shares it is offering. If the Fund sells only a portion of the Shares it is offering, the Fund may be unable to achieve its investment objective.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund’s investment objective is to provide total return primarily through capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities of Innovation Companies and other investments, including derivatives, exchange-traded funds and pooled investment vehicles, that provide economic exposure to Innovation Companies.

For purposes of the Fund’s name and its 80% investment policy, an “Innovation Company” is a company that the Adviser determines, based on the company’s current operations and reasonably anticipated business activities, is materially engaged in innovation. In making this determination, the Adviser will consider an Innovation Company to be an entity that satisfies one or more of the following criteria:

1.	the company’s principal business involves developing, producing, commercializing or applying a new or meaningfully improved technology, product, service, process or business model;

2.	a significant portion of the company’s revenues, assets, operating expenses, research and development expenditures, capital expenditures or enterprise value is attributable to such activities;

3.	the company is using technology or scientific advancement to create a new market, materially alter an existing market, improve the functionality, efficiency, cost, accessibility or sustainability of existing products or services, or address a market need in a novel manner; or

4.	in the case of a company with limited or no current revenue, the company’s stated business strategy and use of capital are principally directed toward developing or commercializing such a technology, product, service, process or business model.

Innovation Companies may include companies operating in the information technology and communication services sectors, as well as technology-related companies in other sectors or industries, including: advertising (AdTech); sales and marketing technology; media; biotechnology (BioTech); health care equipment and supplies; health care technology; pharmaceuticals; artificial intelligence; data and analytics; design tech; education technology (EdTech); financial services technology (FinTech); real estate technology (PropTech), meaning companies that develop or provide technology-enabled products and services for the acquisition, development, financing, construction, operation, management, leasing, sale or use of real estate, including property-management software, real estate marketplaces, construction technology, building systems, real estate AI, and related data and analytics platforms; gaming; internet services; manufacturing technology; entertainment; mapping; payments; privacy & security; science and engineering; energy and sustainability technology; energy equipment and services; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; communications equipment; semiconductors and semiconductor equipment; agriculture; transportation; commercial services and supplies; chemicals; synthetic materials; aerospace and defense; data centers and data center operating platforms and technology; blockchain technology and stablecoin-related technology, meaning companies that develop or provide distributed-ledger protocols, blockchain-based software, digital-asset custody, trading, settlement, compliance or other infrastructure, or products and services involving stablecoins, which are digital assets designed to maintain a stable value relative to a specified asset or pool of assets; and nanotechnology. The Adviser’s determination that a portfolio company is an Innovation Company will be based on information reasonably available at the time of investment, including a company’s business description, products and services, intellectual property, research and development activities, use of proceeds, financial information and management representations.

The Fund seeks to achieve its investment objective by investing in private and public Innovation Companies directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock or convertible debt) and debt securities of certain Portfolio Companies, or other investments (including derivatives, exchange-traded funds and pooled investment vehicles) that have economic characteristics similar to investments in Innovation Companies. Earlier mid-stage growth companies are privately held companies that typically have met certain key development milestones (for example, first customer orders or first revenue shipments) and have some product or service revenue, but are still operating at a loss. Later mid-stage growth companies are privately held companies that typically have product or service revenue and have recently achieved breakthrough measures of financial success, such as operating profitability or break-even or positive cash flows. Late-stage companies are publicly and privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an IPO or an exit event such as a sale or merger) and have previously been funded primarily by venture-backed companies.

Exchange traded funds and pooled investment vehicles will only be included in our 80% policy if the investment strategy of the exchange traded fund or pooled investment vehicle is consistent with the Fund’s 80% policy.

In addition to its focus on investing in mid-to-late stage Innovation Companies, the Fund may invest up to 20% of its net assets in the securities of early-stage Innovation Companies.

The ability to invest in privately held, mid-to-late-stage Innovation Companies can offer the potential to capture more upside potential than investments in the securities of Innovation Companies that are already publicly traded. The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company. Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company. Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold.”

Notwithstanding the foregoing, investments in mid-to-late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities. The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment. Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.

The Fund expects that many of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity and debt securities in Portfolio Companies may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of certain of the Fund’s equity investments and transfer restrictions that private and equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in Portfolio Companies in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis in the securities). In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before the Fund is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, a basket of equities or equities comprising an index at a specified price on a future date. The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes. The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The types of debt securities in which the Fund may invest include (i) corporate debt securities, including bonds, notes and debentures, of public and private technology and technology-related companies; (ii) convertible debt securities and other convertible instruments; (iii) directly originated or privately negotiated debt investments, including secured and unsecured loans, promissory notes and venture debt, made to, or acquired with respect to, Portfolio Companies; (iv) asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities and other structured or securitized debt instruments, including instruments collateralized by data center and other technology-related infrastructure assets; and (v) U.S. treasury bills and other short-term debt instruments, including instruments held for cash management or temporary defensive purposes.

The Fund may also make indirect investments in Portfolio Companies by purchasing units or shares of Private Vehicles that provide the Fund with economic exposure to the equity of one or more Portfolio Companies. Private Vehicles will typically not be controlled by the Fund. Such investments may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor.

Investments in Private Vehicles provide indirect economic exposure to one or more Portfolio Companies, while direct investments in Portfolio Companies provide direct exposure. Investments in Private Vehicles may have different economic characteristics and return profiles than direct investments in the underlying Portfolio Companies because of, among other things, the applicable vehicle structure, fees and expenses, carried interest arrangements, governing terms and other investment-specific factors.

The Fund may obtain exposure to privately held companies through a range of structures, and the Adviser expects the structures it uses to vary based on the opportunity, the counterparty, and prevailing market practice. The discussion below describes certain characteristics common to the Private Vehicles through which the Adviser currently expects the Fund will most frequently invest. It is not a limitation on the structures the Fund may use, and the terms of any particular Private Vehicle may differ materially from those described.

Private Vehicles are typically formed by the Private Vehicle’s manager (which is unaffiliated with the Fund and the Adviser) in connection with a specific investment opportunity that has been identified through the sponsor’s proprietary sourcing efforts, industry relationships, or transaction pipeline. The Private Vehicle’s underlying investment may include equity interests or other structured investments in operating companies or assets that meet the Fund’s investment criteria. The Private Vehicle manager is responsible for implementing the investment strategy, monitoring the underlying investment, and administering the Private Vehicle’s operations. The obligations of a Private Vehicle to its investors are established by its governing documents and vary considerably. Some Private Vehicles may not be subject to custody requirements comparable to those applicable to the Fund, may not furnish audited financial statements or periodic reporting, and may provide the Fund with limited information about the underlying investment or its valuation. The scope and frequency of reporting and other obligations vary by Private Vehicle and are governed by the Private Vehicle’s operating or partnership agreement. In most cases, the manager of a Private Vehicle is not affiliated with the Fund or the Adviser or its affiliates, and neither the Adviser nor its affiliates play a role in creating, structuring, or managing the Private Vehicles or receives compensation from the Private Vehicles. To the extent that ongoing management fees are charged by a Private Vehicle, they will be reflected in the fee table to the extent required by applicable Commission rules and forms. In certain circumstances, however, the Fund may invest through a vehicle formed, sponsored, or managed by the Adviser or an affiliate, including for purposes of aggregating a co-investment or accommodating a counterparty’s transfer requirements. Any such investment will be effected in accordance with the applicable requirements of the 1940 Act and the Advisers Act, including any applicable exemptive relief and policies and procedures approved by the Board.

The Fund expects the Private Vehicles in which it invests to generally be single-purpose vehicles organized to acquire and hold the securities of a single identified Portfolio Company, and the Fund does not intend to invest in a Private Vehicle unless it can identify the underlying Portfolio Company to which the Private Vehicle provides exposure.

Before investing, the Adviser engages in a robust due diligence process, which includes reviewing the Private Vehicle’s organizational and offering documents, including its operating or limited partnership agreement and subscription documents, to confirm that the vehicle’s stated purpose is limited to acquiring and holding securities of the identified Portfolio Company and that the vehicle is restricted from making other investments. The Adviser also engages outside counsel to review the agreements. In addition, the Adviser seeks to diligence confidential materials (subject to standard non-disclosure agreements) provided by the manager of the Private Vehicle about the Portfolio Company, for instance including company financials, management presentations, technology specifications, and other key internal portfolio company data. The Adviser also seeks documentation confirming the vehicle’s ownership of, or contractual right to acquire, those securities, which may include the purchase agreement for the underlying securities, the Portfolio Company’s consent to or confirmation of the transfer, an extract from the Portfolio Company’s capitalization table, evidence of book-entry or certificated ownership, review of share certificates from the Portfolio Companies typically through Carta or Shareworks, closing confirmations, or a certification from the Private Vehicle Manager. Where obtainable, the Adviser seeks confirmation directly from the Portfolio Company. The Adviser’s diligence of the Private Vehicle Manager includes its background and track record, its regulatory status, and the vehicle’s custody, audit and reporting arrangements, and the Adviser seeks to negotiate information rights in the subscription documents requiring the manager to report the vehicle’s holdings and any disposition of them.

Following investment, the Adviser monitors the Private Vehicle’s holdings through capital account statements, periodic reports, audited financial statements, tax reporting and confirmations from the Private Vehicle Manager, and reviews the Fund’s holdings periodically.

Interests in Private Vehicles are typically offered through private placements exempt from registration under the Securities Act of 1933 and are generally available only to accredited investors or qualified purchasers. The Fund may acquire its interests, including through negotiated subscriptions or secondary purchases, subject to the Private Vehicle’s governing documents.

Private Vehicles typically assess fees and expenses that may include, among others: (i) organizational and offering expenses; (ii) ongoing administrative, accounting, legal, and audit expenses; and (iii) management fees and, in some cases, performance-based compensation payable to the sponsor. Fee levels vary by transaction but can include management fees, which can be structured as annual fees generally in the 0-2% range, or one-time up-front fees generally in the 0-10% range. Private Vehicle managers sometimes receive carried interest generally between 0-20% based on realized returns. Fees and carried interest outside these ranges may apply.

These fees and expenses reduce the net returns available to Private Vehicle investors, including the Fund, and will be considered by the Adviser in evaluating the overall economics, valuation, and expected risk-adjusted return of the investment.

The Fund may use private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. In addition, the Fund may also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. The Fund believes that the reputation of our investment professionals within the industry and established history of investing may afford us a favorable position when seeking approval for a purchase of shares subject to such limitations. There can be no assurance that any required consent, waiver, or approval will be obtained.

The Fund is under no obligation to invest through any particular structure and may invest directly, through one or more wholly owned subsidiaries, through vehicles formed, sponsored, or managed by the Adviser or its affiliates, through joint ventures or co-investment arrangements, through forward purchase agreements, convertible or other structured instruments, or through such other arrangements as the Adviser determines to be appropriate, in each case consistent with the Fund’s investment objective and policies and applicable law.

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not Innovation Companies. During temporary defensive periods, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The SEC finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.

Investment Process Overview

The Adviser has the authority to make all the decisions regarding the Fund’s investments consistent with the investment guidelines and borrowing policies approved by the investment committee established to review the Fund’s investments (the “Investment Committee”) and subject to the limitations in the LLC Agreement and the direction and oversight of the Investment Committee. The Investment Committee must approve all investments other than investments in the securities of technology and technology-related companies that adhere to the investment guidelines. With respect to investments in the securities of technology and technology-related companies, the Investment Committee has adopted investment guidelines that the Adviser must follow when acquiring such assets on the Fund’s behalf without the approval of the Investment Committee. The Investment Committee will formally review at a duly called meeting the Fund’s investment guidelines on an annual basis and the Fund’s investment portfolio on a quarterly basis or, in each case, more often as they deem appropriate. Changes to the Fund’s investment guidelines must be approved by the Investment Committee.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Under normal circumstances, the Fund will be exposed to the effect of interest rate changes, price changes and currency fluctuations and may seek to limit these risks by following established risk management policies and procedures including the use of derivatives. To mitigate exposure to variability in interest rates, derivatives may be used primarily to fix the rate on debt based on floating-rate indices and manage the cost of borrowing obligations.

For purposes of the Fund’s 80% investment policy, the Fund may also invest in Treasury futures, Eurodollar futures, swaps (including total return swaps, equity swaps, credit default swaps and interest rate swaps), swaptions or similar instruments and combinations thereof. For purposes of the Fund’s 80% policy, the value of derivative instruments will be based on the instrument’s notional amount, consistent with Rule 35d-1(g). The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for qualification as a RIC for federal income tax purposes if and when the Fund qualifies to be taxed on this basis. See “U.S. Federal Income Tax Considerations.”

Additional Information Regarding Investment Strategies

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations made in concluding upon the recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

Exclusion of Adviser from Commodity Pool Operator Status

With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

LEVERAGE

The Fund may use leverage to provide additional funds to support its investment activities, including through the use of reverse repurchase agreements, unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of assets). In addition, the Fund may enter into derivatives or other transactions that may provide leverage subject to the requirements of Rule 18f-4 under the 1940 Act.

Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares. See “Risk Factors – Risks Related to the Fund’s Financing Strategy.”

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Shares would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings and Preferred Shares (if issued) leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Shares bear the offering costs of the Preferred Share issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future credit facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new credit facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such credit facility may have the ability to foreclose on such assets in the event of a default under the credit facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or Preferred Shares, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares, the Fund will not issue Preferred Shares.

RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s Shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks of investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

No Assurance of Future Exchange Listing

The Fund does not currently intend to list the Shares for trading on any securities exchange. Although the Adviser also serves as the investment adviser to VCX, an affiliated closed-end fund with substantially the same investment objective and strategy as the Fund, whose shares began trading on the New York Stock Exchange (“NYSE”) in 2026 following a period of operating as a non-listed tender offer fund, there can be no assurance that the Fund will ever list its Shares on a securities exchange or seek to do so. The decision whether to pursue a listing, and the timing and terms of any such listing, would be subject to the sole discretion of the Board and the Adviser, who may consider factors including market conditions, the size of the Fund, the composition of the Fund’s portfolio, regulatory requirements and the interests of the Fund and its Shareholders. VCX’s listing should not be viewed as an indication that the Fund will follow a similar path. The Fund may operate as a non-listed, closed-end fund for an indefinite period of time, and investors should make their investment decision on the assumption that the Shares will never be listed and that their sole source of liquidity will be through the Fund’s quarterly repurchase offers, which are themselves discretionary, limited in amount, and subject to the sole discretion of the Board. See “Non-Listed Closed-End Fund; Liquidity Risk.” In the event that the Fund does pursue a listing at some future date, there can be no assurance as to the terms on which such listing would occur, including the exchange ratio, NAV at the time of listing, or the trading price of the Shares following a listing. Shares of closed-end funds frequently trade at a discount to their net asset value, and the Fund’s Shares could trade at a discount to NAV following any listing. The Adviser and its affiliates have inherent conflicts of interest in determining whether and when to pursue a listing, including the impact a listing could have on the Management Fee payable to the Adviser, the liquidity and transferability of any Shares held by the Adviser or its affiliates, and the Adviser’s ability to manage the Fund’s portfolio and conduct repurchase offers. See “Conflicts of Interest.”

Listing May Result in a Lock-up

In the event that the Fund’s Shares are listed for trading on a securities exchange, the Board may, in its sole discretion, determine that a lock-up period applicable to some or all existing Shareholders is necessary or appropriate in connection with such listing. During any such lock-up period, Shareholders would be restricted from selling some or all of their Shares on the applicable exchange for a specified period of time following the listing, even though the Shares would otherwise be tradeable. The terms of any lock-up, including its duration and the extent to which it applies to different Shareholders, would be determined by the Board in its sole discretion and may differ materially from the lock-up adopted by VCX in connection with the listing of its shares on the New York Stock Exchange in 2026. The Fund’s Shareholders would not have the right to vote on or approve any lock-up imposed by the Board. Pursuant to the LLC Agreement, the Board is authorized to adopt a lock-up in connection with a listing without Shareholder approval. During any lock-up period, Shareholders would bear the risk that the trading price of the Shares could decline below the NAV at which they purchased their Shares, and Shareholders would be unable to sell their Shares to limit such losses. In addition, the Adviser and its affiliates may hold Shares in the Fund, and there can be no assurance that any lock-up would apply to the Adviser and its affiliates on the same terms as other Shareholders, which presents a potential conflict of interest.

The Fund May Be Merged, Reorganized or Consolidated, Including With an Affiliated Entity

The Board may, in its sole discretion, determine that it is in the best interests of the Fund to merge, reorganize, consolidate or otherwise combine the Fund’s assets with those of another entity, including VCX or another fund managed by the Adviser or its affiliates. Any such transaction could result in Shareholders receiving shares or interests in a different entity with a different fee structure, different liquidity terms, different investment limitations or different governance rights than those applicable to the Fund.

The LLC Agreement grants the Board broad authority over the Fund’s affairs, including the authority to merge or dissolve the Fund without Shareholder approval so long as shareholder approval is not otherwise required under applicable law, including the Investment Company Act of 1940 and Rule 17a-8 thereunder. The Board could determine to dissolve, merge or otherwise structure a combination with another entity, including an affiliated entity, in a manner that does not require Shareholder approval under the LLC Agreement. In such circumstances, Shareholders would have no ability to vote on or prevent the transaction, and would be bound by the Board’s determination.

The Adviser and its affiliates have inherent conflicts of interest with respect to any such transaction. The Adviser serves as the investment adviser to numerous affiliated funds, including VCX, and a combination of the Fund with an affiliated entity could benefit the Adviser or its affiliates in ways that do not correspond to the interests of the Fund’s Shareholders. In addition, the officers and directors of the Adviser who would evaluate and recommend any such transaction owe duties to both the Fund and the affiliated entity, and the terms of any such transaction would not be the product of arm’s-length negotiations. See “Conflicts of Interest.”

Risks of Investing in the Portfolio Companies

The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.

Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Private Vehicle Risks

The Fund’s investments in Private Vehicles are subject to a number of risks, including the following:

Illiquidity and Transfer Restriction Risks. Private Vehicle interests are expected to be illiquid and subject to restricted marketability, and the realization of investments from them may take considerable time and/or be costly. In addition, the securities held or to be acquired by SPVs, CIVs and other Private Vehicles in which the Fund invests may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived or that any required consent will be obtained. The time required to obtain an issuer’s consent to waive transfer restrictions is not within the Fund’s control or knowledge and will vary by issuer and transaction. Based on the experience of the Adviser and its affiliates, the Fund expects that such a consent, if obtained, would generally be obtained within 15 to 90 days. If a restriction is not waived, a Private Vehicle may be unable to acquire the securities, in which case the Fund may not obtain the exposure to the Portfolio Company that it sought when it subscribed for its interest, or may be unable to dispose of the securities, in which case the Fund’s realization of its indirect investment may be delayed or reduced.

Limited Operating History and Due Diligence Risks. Some of the Private Vehicles in which the Fund invests may have only limited operating histories. Although the Adviser seeks to receive detailed information from each Private Vehicle regarding its business strategy and any performance history, including audited financial statements, in most cases the Adviser will have little or no means of independently verifying this information. The Fund may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Fund believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as where the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-investors or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that the Fund carries out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process, especially when there is a compressed diligence timeframe and/or heightened competition for an investment, where there may be limited publicly available information with respect to a particular company or its executives, where because of the size or other aspects of an investment limited information is made available to the Adviser by the prospective portfolio company, or in circumstances where all or a portion of such due diligence is conducted remotely.

Cash Flow and Distribution Risks. Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Private Vehicles and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Private Vehicles. Then, as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Private Vehicle’s investments are successful.

Valuation Risks. Private Vehicle interests are ordinarily valued based upon valuations provided by the Private Vehicle Manager, which may be received on a delayed basis. Certain securities in which the Private Vehicles invest may not have a readily ascertainable market price and are fair valued by the Private Vehicle Managers. A Private Vehicle Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Private Vehicle Manager’s compensation. The Adviser will review and perform due diligence on the valuation procedures used by each Private Vehicle Manager and monitor the returns provided by the Private Vehicles. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Vehicle Manager, the accuracy of the valuations provided by the Private Vehicle Managers, that the Private Vehicle Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Vehicle Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Private Vehicle Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Private Vehicle Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever. Inaccurate valuations provided by Private Vehicles could materially adversely affect the value of Shares.

Fees and Expenses Risks. The Fund will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Vehicles. Such fees and performance-based compensation are in addition to the Fund’s own Management Fee. In addition, performance-based fees charged by Private Vehicle managers may create incentives for the Private Vehicle managers to make risky investments, and may be payable by the Fund to a Private Vehicle manager based on a Private Vehicle’s positive returns even if the Fund’s overall returns are negative. Fund shareholders will indirectly bear a proportionate share of the fees and expenses of the Private Vehicles, in addition to a proportionate share of the expenses of the Fund.

Regulatory Restriction Risks. The Fund may be precluded from acquiring an interest in certain Private Vehicles due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Private Vehicles. The Adviser also may refrain from including a Private Vehicle in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Private Vehicle or as part of a direct investment. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Private Vehicle or direct investments than other clients of the Adviser.

Capital Call Risks. If the Fund fails to satisfy capital calls to a Private Vehicle in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Private Vehicle. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Private Vehicles or otherwise impair the value of the Fund’s investments.

Early Termination Risks. The governing documents of a Private Vehicle generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Private Vehicle prior to the end of its stated term. Early termination of a Private Vehicle in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Shareholder Rights and Protections Risks. Although the Fund will be an investor in a Private Vehicle, Shareholders will not themselves be equity holders of that Private Vehicle and will not be entitled to enforce any rights directly against the Private Vehicle or the Private Vehicle Manager or assert claims directly against any Private Vehicles, the Private Vehicle Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Private Vehicles that may be available to the Fund as an investor in the Private Vehicles. In addition, Private Vehicles generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Private Vehicles, will not have the benefit of the protections afforded by 1940 Act. Private Vehicle Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Private Vehicles managed by such Private Vehicle Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Over-Commitment. Commitments to Private Vehicles generally are not immediately invested. Instead, committed amounts are drawn down by Private Vehicles and invested over time, as underlying investments are identified-a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Private Vehicle’s drawdowns. During this period, investments made early in a Private Vehicle’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Private Vehicles do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Private Vehicle. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Vehicles. This may result in the Fund making commitments to Private Vehicles in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Private Vehicle will increase. The Fund maintains cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Private Vehicles.

Underlying Investment Risks. The Fund is subject to the risks associated with its Private Vehicles’ underlying investments. The investments made by Private Vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Private Vehicle invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

In connection with making an investment in a Private Vehicle, the Fund may decide to pledge some or all voting rights in a Private Vehicle to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Fund, and if the Adviser determines that the Fund should not agree to pledge such voting rights, it may result in the Fund being excluded from the investment opportunity.

Concentration Risks. A Private Vehicle Manager may focus on a particular industry or sector, which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Private Vehicle Manager may focus on a particular country or geographic region, which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Private Vehicles may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

Portfolio Company Management Risks. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Private Vehicle may invest. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Secondary Investment Risks. The Fund may make secondary investments in Private Vehicles by acquiring the interests in the Private Vehicles from existing investors in such Private Vehicles (and not from the issuers of such investments). In such instances, as the Fund will not be acquiring such interests directly from the Private Vehicle, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities that will be presented to the Fund.

In addition, valuation of secondary investments in Private Vehicles may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Private Vehicles may own securities. Moreover, the purchase price of secondary investments in such Private Vehicles generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase secondary investments in Private Vehicles at attractive discounts to their respective net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary investments, the structure of such acquisitions and the overall success of the Private Vehicle.

Secondary investments in a Private Vehicle may be acquired at a discount to that Private Vehicle’s NAV. Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to stockholders is disclosed in “Certain U.S. Federal Income Tax Considerations.”

Conversely, a secondary investment in a Private Vehicle sold by the Fund at a discount will result in a realized loss, and a corresponding decrease in the Fund’s NAV and performance equal to the difference between the value of the secondary investment as reflected in the books and records of the Fund and the negotiated sale price.

The valuation of the Fund’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private Vehicles.

There is significant competition for secondary investments. Many institutional investors, including fund-of- funds entities, as well as existing investors of Private Vehicles may seek to purchase secondary investments of the same Private Vehicle which the Fund may also seek to purchase. In addition, some Private Vehicle Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Private Vehicle Managers also may be partial to secondary investments being purchased by existing investors of their Private Vehicles. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. Rights of first refusal are a common feature of the governing documents of private vehicles and of the organizational and shareholder agreements of privately held companies. A right of first refusal typically provides that, before an existing investor may transfer its interest in a private vehicle (or a stockholder may transfer its shares in a portfolio company) to a proposed purchaser such as the Fund, the interest must first be offered, on the same terms (including price) negotiated with the proposed purchaser, to the holder of the right (often the private vehicle’s manager or general partner, one or more of the other existing investors, or the underlying company or its other equityholders), which then has a specified period (e.g., 15 to 90 days) within which to elect to acquire the interest on those terms. If the holder exercises its right, the seller must sell the interest to that holder rather than to the Fund, and the Fund will not acquire the interest, even if the Fund identified and negotiated the opportunity and incurred due diligence and other costs in pursuing it.

The existence of rights of first refusal may reduce the number of secondary investment opportunities available to the Fund and may prevent the Fund from completing a secondary investment it has sourced and negotiated. Because the holders of such rights often have greater or more current information about the private vehicle or the underlying company than the Fund, they may exercise their rights selectively with respect to the most attractive interests, with the result that the interests that remain available to the Fund may be comparatively less attractive and the Fund’s offer may in effect serve only to establish the price at which such a holder acquires the interest. The exercise, or potential exercise, of a right of first refusal may also delay the completion of a transaction and may otherwise affect the price, terms and availability of secondary investments. There can be no assurance that the Fund will be able to complete any particular secondary investment that is subject to a right of first refusal. No assurance can be given that the Fund will be able to identify secondary investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such secondary investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such secondary investments.

At times, the Fund may have the opportunity to acquire a portfolio of Private Vehicle interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Private Vehicle interests may be less attractive than others, and certain of the Private Vehicle Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Rights of First Refusal and Similar Rights May Prevent the Fund from Acquiring Investments It Has Sourced and May Delay or Reduce the Proceeds of Its Dispositions

Securities of privately held companies, and interests in privately offered vehicles holding such securities, are commonly subject to rights of first refusal and similar rights, including rights of first offer, co-sale and tag-along rights, preemptive and pro rata participation rights, and issuer or investor consent requirements. Such a right generally requires a proposed transfer to be offered first to the holder of the right, on the same terms negotiated with the proposed transferee. If the holder exercises the right, the seller must sell to that holder instead.

These rights may delay a transaction, prevent it altogether, or reduce the size of the position the Fund acquires or sells. The Fund will generally not be a party to the agreements creating these rights and cannot waive, contest or enforce them. Where the Fund invests through a Private Vehicle, those determinations rest with the Private Vehicle Manager, whose interests may differ from the Fund’s. These rights may affect the Fund in each of the following circumstances:

Acquisition of securities of a Portfolio Company from an existing holder. Securities must first be offered to the holder of the right. Co-sale rights may also reduce the number of securities available to the Fund.

Participation in a primary financing round. Preemptive or pro rata rights may reduce or eliminate the Fund’s allocation and dilute its position in later rounds.

Disposition of securities held directly by the Fund. These rights also operate against the Fund as seller, delaying or preventing a sale or reducing its proceeds. Because a holder will exercise only at a favorable price, the Fund’s best opportunities to sell are the likeliest to be taken. Any resulting delay may impair the Fund’s liquidity, including its ability to fund repurchase offers.

Acquisition of an interest in a Private Vehicle from an existing investor. The manager or other investors typically hold a right of first refusal and a consent right over transfers, and may prefer that existing investors acquire the interest.

Acquisition and disposition of underlying securities by a Private Vehicle. The Private Vehicle may acquire fewer securities than anticipated, or none, and the Fund may not obtain the exposure it sought. On the sell side, disposition may be delayed or prevented, which delays or reduces the Fund’s realization because the Fund realizes value only when the Private Vehicle distributes proceeds or securities.

Disposition by the Fund of its interest in a Private Vehicle. The Fund may be unable to sell its interest when it wishes, may sell only after a delay or below carrying value, or may be required to sell to a purchaser it did not select.

Investments providing for future delivery of securities. A counterparty’s ability to deliver at settlement may depend on rights applicable to the securities at that time, and the Fund may receive nothing or less than expected.

Conversion of convertible instruments. Securities received on conversion of a SAFE or convertible note become subject to the restrictions applicable to the Portfolio Company’s other securities of that class, even though none applied to the instrument itself.

General SPV Risks

Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies.

Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in an SPV, we own interests in the SPV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

General Co-Investment Vehicle Risks

In addition to SPVs, the Fund may invest in Co-Investment Vehicles (“CIVs”), which are investments in a primary round of an issuer. A primary financing round is the first time a private company raises capital from outside investors. CIVs are typically organized by a lead investor, such as a venture capital fund or institutional investor, that negotiates the terms of the investment with the issuer. Because the Fund will generally participate as a co-investor rather than as the lead investor, the Fund will have limited or no ability to negotiate the economic or governance terms of the investment, including valuation, liquidation preferences, anti-dilution protections, board representation and information rights.

As with our investments in SPVs, CIV investments will typically require us to bear a pro rata share of the CIV’s expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because CIVs are organized by managers unaffiliated with us and we will typically be one of many investors in the CIV, in purchasing an CIV interest, we entrust all aspects of the management of the CIV to its manager. CIVs are generally organized as limited liability companies. Some CIVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, CIVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in CIV may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in a CIV, we own interests in the CIV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual CIVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

Investment Focus Risk

The Fund may focus its investments in a limited number of issuers. Focusing the Fund’s portfolio in this manner could subject the Fund to a greater degree of risk with respect to the failure of one or a few investments and the Fund’s portfolio will be more susceptible to fluctuations in value resulting from poor performance of a limited number of its investments. As a result, the Fund’s aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.

Risk of Lack of Diversification Across Industry Sectors

The Fund’s portfolio will be focused on securities issued by Innovation Companies and other investments with economic characteristics similar to investments in Innovation Companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. General changes in market sentiment towards Innovation Companies may adversely affect the Fund, and the performance of Innovation Companies may lag behind the broader market as a whole. Risks associated with Innovation Companies include, but are not limited to, the following:

Innovation Companies Risk. The Innovation Companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain Innovation Companies may face special risks that their products or services may not prove to be commercially successful. Innovation Companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Innovation Companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect Innovation Companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, Innovation Companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Innovation Companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources.

These risks may be heightened for Innovation Companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

Telecommunications Companies Risk. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. Increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Internet Industry Concentration Risk. Investing a substantial portion of the Fund’s assets in the Internet industry carries the risk that Internet-related securities will decline in price due to Internet developments. Companies that conduct business on the Internet or derive a substantial portion of their revenues from Internet-related activities in general are subject to a rate of change in technology and competition which is generally higher than that of other industries.

Consumer Discretionary Companies Risk. Consumer discretionary companies deliver non-essential products and services whose demand tends to increase as consumers’ disposable income increases. These companies may include, for example, internet and catalog retailers; specialty retailers of electronics; manufacturers of consumer electronic products; and TV and cable companies. The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success can depend heavily on disposable household income, consumer spending, and changes in demographics and consumer tastes.

Health Care Companies Risk. The Fund’s investments in health care companies are subject to a number of risks that may adversely affect their value, including the adverse impact of government regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense competitive pressures. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement or marketing of drugs. The values of such companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information.

Biotech Industry Risk. The Fund expects to invest in the Biotechnology Industry. The Fund is therefore subject to the risks associated with that Industry. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or marketing of products based on genetic analysis and genetic engineering. The prices of the securities of companies in the Biotechnology Industry may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Legislative or regulatory changes and increased government supervision also may affect companies in the Biotechnology Industry. The Biotechnology Industry is a separate industry within the Health Care Sector.

Industrial Products, Services and Equipment Companies Risk. Industrial products, services and equipment companies may include manufacturers of aerospace and defense equipment, home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial products, providers of commercial printing services, and transportation companies. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Semiconductors & Semiconductor Equipment Industry Risk. As a result of the Fund’s concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, semiconductors and related products, including equipment used in the solar power industry and manufacturers of solar modules and cells. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may negatively impact the industry.

Software Services Industry Risk. Companies that develop and implement software used in advertising and market can face risks associated with low barriers to entry, competition, especially in software development, deployment and delivery, and also due to product obsolescence or saturation, changes in regulation especially with respect to consumer or customer data, and technology risk.

PropTech Company Risk. Investing in PropTech means investing in companies that are focused on optimizing the way people research, rent, buy, sell and manage real estate properties through technological innovations. PropTech companies typically use automation, artificial intelligence, or other forms of technology developed for the property industry. These companies may be adversely impacted by government regulations, economic conditions and deterioration in real estate markets generally. Real estate is highly illiquid and substantial in terms of capital required to develop, operate or buy. Real estate-related transactions are expensive, and there can be a vast bid-offer spread (gap between what buyers will offer and sellers will accept) associated with purchases and sales of real estate. Research and due diligence costs are significant. Additionally, the products or solutions offered by PropTech companies may face technical limitations related to connectivity, compatibility, and longevity, with many different technologies competing to become the standard. As a result, PropTech companies typically face intense competition and potentially rapid product obsolescence. Furthermore, the customers and/or suppliers of PropTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on PropTech companies. PropTech companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. PropTech companies often struggle to gain market share to a degree that enables them to be sustainable.

FinTech Company Risk. Investing in FinTech means investing in companies that research, develop, produce and distribute technologies that are used for advancing the Finance sector. FinTech companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech companies, especially smaller and/ or newer companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies.

Artificial Intelligence Company Risk. Investing in artificial intelligence (“AI”) companies means investing in companies involved in, or exposed to, AI-related businesses. There is a risk that these companies may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an AI company’s products or services. AI companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. AI-related companies may also face cyberattacks and increasing regulatory scrutiny. The customers and/or suppliers of AI-related companies may be concentrated in a particular country, region or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance.

AI is an emerging technology and, as a result, is subject to a higher level of risk and uncertainty than more established industries/sectors. The AI companies in which the Fund invests could be adversely affected if AI adoption is slower, more limited or less successful than anticipated. Even if AI is widely adopted in a relatively short period of time, particular AI companies will still face significant risks. Among other risks, AI companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and increased government scrutiny and regulation, and these factors may lead to rapid and unexpected declines in the value of AI companies. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Additionally, given that many AI technologies are innovative and have limited track records, it may be more difficult for the Adviser to select investments that meet the objective of the Fund. Risks to the extent, pace and success of AI adoption include, but are not limited to the following:

●	The legal and regulatory landscape surrounding AI technologies is rapidly evolving and uncertain, including in the areas of intellectual property, cybersecurity, privacy and data protection. For example, there is uncertainty around the validity and enforceability of intellectual property rights related to the use, development, and deployment of AI. Compliance with new or changing laws, regulations or industry standards relating to AI may impose significant operational costs on AI companies and may limit the extent, pace and success of AI adoption more generally. Failure to appropriately respond to this evolving landscape also may result in legal liability, regulatory action, or brand and reputational harm and have a material adverse effect on particular AI companies in which the Fund may invest.

●	AI is typically resource-intensive, and significant investments are generally required to build, train, incorporate, run, utilize and enhance AI models and other AI technologies. The pace, extent and success of AI adoption will depend in part on the availability and cost of the resources necessary to build, train, incorporate, run, utilize and enhance AI models and other AI technologies, including, without limitation, semi-conductors and other server components, data center capacity and other data center related resources, including power and cooling. The pace, extent and success of AI adoption, as well as the performance of particular AI companies in which the Fund may invest, may be adversely affected if there are supply shortages, supply chain delays or other supply chain disruptions related to such resources. Conversely, certain AI companies have in the past benefited, and may in the future benefit, from the limited supply of certain AI-related resources, including, without limitation, semi-conductors and other server components, data center capacity and other data center related resources, including power and cooling. To the extent that the supply of such resources increases in the future, such supply increases could adversely affect such AI companies, including by reducing pricing power and increasing potential competition.

●	The pace, extent and success of AI adoption is also reliant on the end-user demand of products and services in various industries that may in part utilize AI. The development, adoption, and use of AI technologies are still in their early stages and ineffective or inadequate AI development or deployment practices could reduce demand for AI technologies. For example, demand for AI technologies (as well as demand for the products and services offered by particular AI companies) could be adversely affected if AI companies are perceived to engage in practices or offer products that are controversial because of their purported or real impact on human, intellectual property, privacy, employment or other rights; because they cause other types of social or economic harm; or because they have higher than expected error, failure or hallucination rates. Demand for AI technologies will also depend on a number of other factors including, without limitation, the ability of AI companies to produce AI-related products and services that create demonstrable efficiencies and cost-savings for their end-users; and the ability of end-users to make substantial investments in AI technologies.

Data Infrastructure Investment Risk. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels, and telecommunications. The Fund’s investments will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil and other natural resources essential to the production of data infrastructure assets. Data infrastructure assets may be subject to numerous statutes, rules and regulations relating to environmental protection, health and safety, and social and governance matters. Since investments in data infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.

Portfolio companies in which the Fund invests may also be subject to additional data infrastructure sector risks related to the operation and maintenance of data infrastructure assets, the ability to dispose of large and costly assets, and a rapidly-evolving technology sector in which new technology may become obsolete over short periods of time. In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of data infrastructure companies. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project reliant on data infrastructure may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.

Cybersecurity Risks of Innovation Companies Risk. Many Innovation Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. The use of AI and machine learning by such companies could exacerbate these risks or result in cybersecurity incidents that implicate personal data.

Aerospace and Defense Companies Risk

Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

Energy Sector Risk

The Fund’s investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration & production, refining & marketing, and storage & transportation of oil & gas and coal & consumable fuels. It also includes companies that offer oil & gas equipment and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.

Pharmaceutical Sector Risk

The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the pharmaceutical sector. In addition, pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the U.S. Food and Drug Administration (“FDA”) or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations. The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. A pharmaceutical company’s valuation can be adversely affected if one of its products proves unsafe, ineffective or unprofitable. The stock prices of companies in the pharmaceutical sector have been and will likely continue to be extremely volatile, in part due to the prevalence of merger and acquisition activity in the pharmaceutical sector. Some of the companies in the Pharmaceutical Index are engaged in other lines of business unrelated to pharmaceuticals, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional pharmaceutical activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Chemicals Industry Risk

As a result of the Fund’s expected investment in the Chemicals Industry, the Fund is subject to the risks associated with that Industry. The Chemicals Industry includes companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers and films), fertilizers, pesticides and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the Chemicals Industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the Chemicals Industry may be subject to risks associated with the production, handling, and disposal of hazardous chemicals. Legislative or regulatory changes and increased government supervision also may affect companies in the Chemicals Industry. The Chemicals Industry is a separate industry within the Materials Sector.

Illiquid Investment Risk

Many of the Fund’s investments will be illiquid. The Fund’s investments are generally in non-publicly traded securities (unless one of the Fund’s Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein). Although the Fund expects that most of its equity investments will trade on private secondary marketplaces, certain of the securities the Fund holds may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any Portfolio Company at the time it desires to do so and at the price the Adviser anticipates. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for the Fund to sell such investments if the need arises (e.g., to fund repurchases of Shares). Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of the Fund’s portfolio may be invested in such illiquid securities from time to time.

In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies, it expects that its holdings of securities may require several years to appreciate in value, and the Fund can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of Shares could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

There is no regular market for interests in many pooled investment vehicles, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable pooled investment vehicle and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interest in a pooled investment vehicle, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time or forced to sell such interest at an unfavorable time and/or under unfavorable conditions, and such sale would adversely affect the Fund’s NAV.

Private Markets Trading Risks

The Fund intends to utilize private markets to acquire interests in Portfolio Companies. The Fund may invest in Portfolio Companies by purchasing securities directly from such Portfolio Companies, including through simple agreements for future equity (“SAFEs”). SAFEs represent a contractual right to future equity of a company, in exchange for which the holder of the SAFE contributes capital to the company. SAFEs enable investors to convert their investment to equity upon the occurrence of triggering events set forth in the applicable SAFE. The Fund may also invest in Portfolio Companies through transactions with existing shareholders of the Portfolio Companies, either by purchasing equity interests held by such shareholders or through the use of forward contracts. The Fund will generally have little or no direct access to financial or other information from the Portfolio Companies in which it invests through such private markets. As a result, the Fund is dependent upon the relationships and contacts of the Adviser’s senior investment professionals to obtain the information for the Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made, under the oversight of the Board of Directors. The Fund makes investments in the securities of Portfolio Companies the Adviser reasonably believes can be fair valued in accordance with the Fund’s Valuation Procedures. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private market purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause it to lose part or all of its investment in such companies, which would have a material and adverse effect on the Fund’s NAV and results of operations.

Simple agreements for future equity. A SAFE is a privately negotiated contract entered into directly with a Portfolio Company, rather than with an existing holder of its securities. The Fund pays the full purchase amount at execution and has no further payment obligation of any kind. In exchange, the SAFE grants the Fund a contractual right to receive equity securities of the Portfolio Company upon specified triggering events. A SAFE has no stated maturity date, bears no interest and creates no obligation to repay the purchase amount. Terms are negotiated at the time of investment and vary.

Prior to conversion, the Fund holds only a contractual right against the Portfolio Company and is not a stockholder. It has no voting rights, no right to dividends or other distributions, and no rights in any specific securities. Information rights, pro rata participation rights and “most favored nation” rights, where obtained, arise under the SAFE or a side letter rather than from ownership of any underlying securities.

A SAFE generally settles by conversion into, or payment in respect of, equity securities of the Portfolio Company upon a triggering event, and terminates upon that settlement. The triggering events are typically (i) the Portfolio Company’s next priced equity financing, in which the SAFE converts into the class of preferred stock issued in that financing, or a series having substantially the same rights, at a conversion price determined by reference to a negotiated valuation cap, a discount to the price paid by other investors, or both; (ii) a liquidity event such as a change of control, initial public offering or direct listing, in which the Fund is generally entitled to the greater of the purchase amount or the amount payable on the shares into which the SAFE would then convert; and (iii) a dissolution event, in which the Fund is entitled to payment of the purchase amount out of available assets, junior to indebtedness, pari passu with preferred stock and senior to common stock. Conversion is effected by the Portfolio Company’s issuance of shares; no payment by the Fund is required at settlement. Because a SAFE has no maturity date, if no triggering event occurs it may remain outstanding indefinitely, and the Fund may never receive equity securities or any return of the purchase amount.

Forward contracts. As described in the Fund’s response to Comment 17, the Fund uses forward contracts to obtain exposure to securities of a Portfolio Company held by an existing holder that cannot presently be transferred to the Fund because of applicable transfer restrictions. The contract is privately negotiated with that holder, which is the Fund’s counterparty; the Portfolio Company is not a party to it. The Fund expects that any such contracts will be prepaid forwards, under which the Fund pays the full purchase price at execution and has no further payment obligation.

Prior to settlement, the Fund does not own the underlying securities and holds only an unsecured contractual claim against the counterparty, which remains the record holder and retains voting and other rights. The Fund has no direct claim against the Portfolio Company, and any obligation of the counterparty to pass through dividends or other distributions exists only to the extent negotiated. The Fund is exposed to the counterparty’s credit and may lose its entire purchase price in the event of the counterparty’s default or insolvency.

Settlement occurs bilaterally between the Fund and the counterparty, and the contracts are not exchange-traded or centrally cleared. When the applicable transfer restrictions are waived, expire or otherwise terminate, the contract settles either by delivery of the underlying securities to the Fund or, where the counterparty sells them, by payment of the net proceeds. If the restrictions are never waived and do not expire or terminate, settlement may be delayed indefinitely or may not occur, and the Fund may not receive the underlying securities or any return of its purchase price. Pending settlement, the Fund carries the contract at fair value in accordance with its valuation policies and procedures.

In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private markets will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund’s portfolio investments. Further, prices on private markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause the Fund to realize future capital losses on its investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations.

Investments in private companies, including through private markets, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private markets and related market practices are still evolving, and, despite the Fund’s efforts to comply with applicable laws, it could be exposed to liability. The regulation of private markets is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate its investments could be adversely affected.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). See “Determination of Net Asset Value” below. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. This risk is particularly exaggerated for mid-stage growth Portfolio Companies, given their limited history and significant change in cash flow generation over time.

The Fund’s portfolio investments are generally privately traded securities. The Fund’s investment in the privately offered securities of Portfolio Companies are fair valued by the Adviser in accordance with the procedures described under “Determination of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value such investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Portfolio Companies will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Advisers and the Fund’s independent third party valuation agents or pricing services. Independent third party valuations and appraisals of the Portfolio Companies may only be conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Adviser to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Adviser to make an assessment of fair value with incomplete information. A material change in an investment in privately offered securities or a new appraisal of such an investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

Although the Fund uses good faith efforts to determine the fair value of Portfolio Companies, the fair value will be dependent on information provided by its service providers including the Adviser and any independent third-party valuation agent. The Fund will also rely to some extent on information provided by the Portfolio Companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations for Portfolio Companies may cause its NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. As a result, investors purchasing Shares based on an overstated NAV would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of the Fund’s investments will receive a lower price for their Shares than the value of the Fund’s investments might warrant.

Additionally, the valuation of the Fund’s investments in pooled investment vehicles is ordinarily determined based upon valuations provided by the managers of the pooled investment vehicle, which may not be audited. A majority of the securities in which the pooled investment vehicles invest will not have a readily ascertainable market price and will be valued by the managers of the pooled investment vehicles (a “Portfolio Fund Manager”). In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any pooled investment vehicle, the accuracy of the valuations provided by the pooled investment vehicle, that the pooled investment vehicle will comply with its own internal policies or procedures for keeping records or making valuations, or that a pooled investment vehicle’s policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a pooled investment vehicle, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Board of Directors and/or its Valuation Designee (defined below) may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s, or the Fund’s judgments regarding valuations (as applicable) should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s investments between valuations, or to obtain complete information regarding any such events in a timely manner. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Adviser’s personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Adviser is based on the value of the Fund’s assets.

Risks of Complex Capital Structures

A primary feature of the Fund’s investment objective is to invest in private, operating, late-stage, growth companies, either through private secondary transactions or direct investments in such companies, and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the Adviser has limited information with respect to such capital structures. There can be no assurance that the Fund will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on the Adviser’s part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause it to lose part or all of its investment, which in turn could have a material and adverse effect on NAV and results of operations.

Risks of Venture-Backed Companies

The venture-backed companies in which the Fund invests may involve a high degree of business and financial risk because many have short operating histories and involve novel technology, products, or services. These companies, in some cases, may have significant variations in operating results, may be engaged in a rapidly changing business environment with products subject to a substantial risk of obsolescence, may require significant additional capital to support their operations, or may otherwise have a weak financial condition. Many venture-backed companies fail to become profitable and the capital invested in them, including the Fund’s investments, is often unsecured. Therefore, if a company fails to become profitable the Fund’s entire investment may be lost. Additionally, a venture-backed company’s success is often dependent on its management team, which may not have prior experience running a high-growth company or may suffer from turnover of key personnel. Venture-backed companies often rely on market trends, which may not be sustainable, or on a competitive advantage that may be lost as competitors move into the marketplace. Further, venture-backed firms may be subject to high barriers of success that are dependent on large amounts of future capital investments, government approval of products or services, protecting intellectual property, and economic conditions. An issue with any of these barriers could cause the company to fold. Finally, the return on investment in venture-backed companies depends on the company’s ability to have a timely exit event, such as an IPO or merger or sale. A failure to obtain such an exit could result in substantial losses to the company’s equity holders, including the Fund. Thus, the Fund is subject to the risk of loss of all or substantially all its investments.

Risk of Drag-Along Rights

The private company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in the company to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the appropriate cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the investment. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that the Fund does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. If the investment strategies do not perform as expected, if opportunities to implement those strategies do not arise, or if the team does not implement its investment strategies successfully, an investment portfolio may underperform or suffer significant losses. Prior to the launch of the VCX, the Adviser’s primary experience was in managing real estate investments. The Adviser’s limited experience in managing the Fund’s investment strategy may hinder the Fund’s ability to secure attractive investment opportunities and, as a result, may limit the profitability of the Fund and detract from the Fund’s ability to achieve its investment objective. There is no assurance that a manager’s investment strategies will be successful, or that previously successful strategies will continue to be successful in the future.

The Fund relies upon the Adviser’s investment professionals to identify suitable investments. Rise Companies and other Fundrise entities also rely on these professionals for investment opportunities. To the extent that Adviser’s investment professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Adviser at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Fundrise sponsored programs. Further, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection or sale of investments could limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns.

Further, the Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Adviser in the acquisition of the Fund’s investments and the ability of the Adviser to identify investment opportunities for the Fund. The more money the Fund raises in the offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. The Fund cannot assure Shareholders that the Adviser will be successful in obtaining suitable investments on financially attractive terms or that, if the Adviser makes investments on the Fund’s behalf, the Fund’s objective will be achieved.

Rise Companies is a development stage company and, as a company in the early stages of development, Rise Companies faces increased risks, uncertainties, expenses and difficulties.

In order for the Fund to be successful, the volume of investments and financings originated through the Fundrise Platform will need to increase, which will require Rise Companies to increase its facilities, personnel and infrastructure to accommodate the greater obligations and demands on the Fundrise Platform. The Fundrise Platform is dependent upon the website to maintain current listings and transactions in real estate-related and alternative assets. Rise Companies also expects to constantly update its software and website, expand its customer support services and retain an appropriate number of employees to maintain the operations of the Fundrise Platform. If the Fund’s business grows substantially, Rise Companies may need to make significant new investments in personnel and infrastructure to support that growth. If Rise Companies is unable to increase the capacity of the Fundrise Platform and maintain the necessary infrastructure, or if Rise Companies is unable to make significant investments on a timely basis or at reasonable costs, Shareholders may experience delays in receipt of distributions on the Fund’s Shares, periodic downtime of the Fundrise Platform or other disruptions to the Fund’s business and operations.

In addition, to continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Rise Companies’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect the Fund’s business and results of operations.

If the security of Shareholders’ confidential information stored in Rise Companies’ systems is breached or otherwise subjected to unauthorized access, Shareholders’ secure information may be stolen.

The Fundrise Platform may store investors’ bank information and other personally-identifiable sensitive data. The Fundrise Platform is hosted in data centers that are compliant with payment card industry security standards and the website uses daily security monitoring services provided by Symantec Corporation. However, any accidental or willful security breach or other unauthorized access could cause Shareholders’ secure information to be stolen and used for criminal purposes, and Shareholders would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Fundrise Platform and its third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. Security breach, whether actual or perceived, would harm the Fund’s reputation, resulting in the potential loss of investors and adverse effect on the value of a Shareholder’s investment in the Fund.

Any significant disruption in service on the Fundrise Platform or in its computer systems could reduce the attractiveness of the Fundrise Platform and result in a loss of users.

If a catastrophic event resulted in a platform outage and physical data loss, the Fundrise Platform’s ability to perform its functions would be adversely affected. The satisfactory performance, reliability, and availability of Rise Companies’ technology and its underlying hosting services infrastructure are critical to Rise Companies’ operations, level of customer service, reputation and ability to attract new users and retain existing users. Rise Companies’ hosting services infrastructure is provided by a third party hosting provider (the “Hosting Provider”). Rise Companies also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the Fundrise Platform will be uninterrupted, error-free or secure. Rise Companies’ operations depend on the Hosting Provider’s ability to protect its and Rise Companies’ systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm the Fund’s systems, criminal acts and similar events. If Rise Companies’ arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, Rise Companies could experience interruptions in its service as well as delays and additional expense in arranging new facilities. Any interruptions or delays in Rise Companies’ service, whether as a result of an error by the Hosting Provider or other third-party error, Rise Companies’ own error, natural disasters or security breaches, whether accidental or willful, could harm the Fund’s ability to perform any services for corresponding project investments or maintain accurate accounts, and could harm Rise Companies’ relationships with users of the Fundrise Platform and Rise Companies’ reputation. Additionally, in the event of damage or interruption, Rise Companies’ insurance policies may not adequately compensate Rise Companies for any losses that the Fund may incur. Rise Companies’ disaster recovery plan has not been tested under actual disaster conditions, and it may not have sufficient capacity to recover all data and services in the event of an outage at a facility operated by the Hosting Provider. These factors could prevent the Fund from processing or posting payments on the corresponding investments, damage Rise Companies’ brand and reputation, divert Rise Companies’ employees’ attention, and cause users to abandon the Fundrise Platform.

The Fund’s ability to implement its investment strategy is dependent, in part, upon its ability to successfully conduct the offering through the Fundrise Platform, which makes an investment in the Fund more speculative.

The Fund will conduct the offering primarily through the Fundrise Platform, which is owned by Fundrise, LLC. The success of this offering, and the Fund’s ability to implement its investment strategy, is dependent upon the Fund’s ability to sell its Shares to investors through the Fundrise Platform. If the Fund is not successful in selling its Shares through the Fundrise Platform, the Fund’s ability to raise proceeds through this offering will be limited and the Fund may not have adequate capital to implement its investment strategy. If the Fund is unsuccessful in implementing its investment strategy, a Shareholder could lose all or a part of his or her investment.

The Fund relies on third-party banks and on third-party computer hardware and software. If the Fund is unable to continue utilizing these services, the Fund’s business and ability to service the corresponding project loans may be adversely affected.

The Fund and the Fundrise Platform rely on third-party and FDIC-insured depository institutions to process the Fund’s transactions, including payments of corresponding loans, processing of subscriptions under this offering and distributions to Shareholders. Under the Automated Clearing House (ACH) rules, if the Fund experiences a high rate of reversed transactions (known as “chargebacks”), the Fund may be subject to sanctions and potentially disqualified from using the system to process payments. The Fundrise Platform also relies on computer hardware purchased and software licensed from third parties. This purchased or licensed hardware and software may be physically located off-site, as is often the case with “cloud services.” This purchased or licensed hardware and software may not continue to be available on commercially reasonable terms, or at all. If the Fundrise Platform cannot continue to obtain such services elsewhere, or if it cannot transition to another processor quickly, the Fund’s ability to process payments will suffer and Shareholders’ ability to receive distributions will be delayed or impaired.

If the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

The Fund’s future depends, in part, on the Adviser’s ability to attract and retain key personnel. The Fund’s future also depends on the continued contributions of the executive officers and other key personnel of the Adviser, each of whom would be difficult to replace. In particular, the Founder/Chief Executive Officer of Rise Companies, who is the Chief Executive Officer of the Adviser, is critical to the management of the Fund’s business and operations and the development of the Fund’s strategic direction. The loss of the services of the Chief Executive Officer or other executive officers or key personnel of the Adviser and the process to replace any of the Adviser’s key personnel would involve significant time and expense and may significantly delay or prevent the achievement of the Fund’s business objectives.

If the Fund’s techniques for managing risk are ineffective, the Fund may be exposed to unanticipated losses.

In order to manage the significant risks inherent in the Fund’s business, the Fund must maintain effective policies, procedures and systems that enable the Fund to identify, monitor and control the Fund’s exposure to market, operational, legal and reputational risks. The Fund’s risk management methods may prove to be ineffective due to their design or implementation or as a result of the lack of adequate, accurate or timely information. If the Fund’s risk management efforts are ineffective, the Fund could suffer losses or face litigation, particularly from the Fund’s clients, and sanctions or fines from regulators. The Fund’s techniques for managing risks may not fully mitigate the risk exposure in all economic or market environments, or against all types of risk, including risks that the Fund might fail to identify or anticipate. Any failures in the Fund’s risk management techniques and strategies to accurately quantify such risk exposure could limit the Fund’s ability to manage risks or to seek positive, risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than historical measures predict. The Fund’s more qualitative approach to managing those risks could prove insufficient, exposing the Fund to unanticipated losses in the Fund’s NAV and therefore a reduction in the Fund’s revenues.

Competition Risk

The securities industry and the varied strategies and techniques to be engaged in by the Adviser are extremely competitive and each involves a degree of risk. The Fund expects competition to persist and intensify in the future, which could harm the Fund’s ability to locate an adequate number of attractive investment opportunities.

The Fund’s principal competitors include private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banking firms, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies, as well as online lending platforms that compete with the Fundrise Platform. In addition, in the future the Fund and the Fundrise Platform may experience new competition from more established internet companies possessing large, existing customer bases, substantial financial resources and established distribution channels.

Many of the Fund’s current or potential competitors have significantly more financial, technical, marketing and other resources than the Fund does and may be able to devote greater resources to the development, promotion, sale and support of their platforms and distribution channels. The Fund’s potential competitors may also have longer operating histories, more extensive customer bases, greater brand recognition and broader customer relationships than the Fund has. Some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments. These competitors may be better able to develop new products, to respond quickly to new technologies and to undertake more extensive marketing campaigns. Furthermore, if the Fund qualifies as a RIC in a future taxable year, the Fund will be subject to additional regulatory restrictions which certain of the Fund’s competitors are not subject to. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition and results of operations. Also, because of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that it will be able to identify and make direct equity investments that are consistent with its investment objective.

Investment and Market Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, such as on-going conflicts involving Russia and Ukraine and in the Middle East, including the war with Iran, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including Fundrise Advisors, LLC as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Economic recessions or downturns may result in a prolonged period of market illiquidity, which could have an adverse effect on the Fund’s business, financial condition and results of operations. Unfavorable economic conditions also could reduce investments on the Fundrise Platform by investors. Periods of economic slowdown or recession, high interest rates, declining employment levels or other negative economic conditions could have a negative impact on the availability and liquidity of investment opportunities. These events could adversely affect the Fund’s demand among investors, which will impact the Fund’s results of operations.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating of the United States. In May 2025, Moody’s, a credit rating agency, downgraded the U.S. federal government’s long-term issuer and senior unsecured debt ratings from Aaa to Aa1. The downgrade by Moody’s reflects the increase over more than a decade in U.S. federal government debt and interest payment ratios. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the United States and global financial markets and economic conditions. In recent years, the Federal Reserve has raised benchmark interest rates in an effort to combat inflation. Higher benchmark interest rates increase borrowing costs and may negatively impact the Fund’s ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to essentially shut down for periods of time. Continued adverse political and economic conditions could have an adverse effect on Fund’s business, financial condition and results of operations.

The current conditions and events affecting the worldwide financial markets and various social and political tensions in the United States and around the world may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. Economic uncertainty can have a negative impact on the Fund’s business through changing spreads, structures and purchase multiples, as well as the overall supply of investment capital. Finally, public health crises, pandemics and epidemics may increase as international travel continues to rise and could adversely impact the Fund’s business by interrupting business, supply chains and transactional activities, disrupting travel, and negatively impacting local, national or global economies. The financial markets may continue to be affected by these events, as well as rapid technological developments, such as AI, and the Fund cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on the Fund’s investments. As a result of these factors, there can be no assurance that the Fund will be able to successfully monitor developments and manage the Fund’s investments in a manner consistent with achieving the Fund’s investment objective.

In addition, public health concerns (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, acts of God, political or social unrest, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, fire, wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on local, U.S. and world economies and markets generally. The Fund does not know how long the U.S. economy and financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and financial markets. Those events also could have an acute effect on individual issuers or groups of issuers. These risks also could adversely affect individual investments, interest rates, secondary trading, credit risk, inflation, deflation and other factors that could adversely affect the Fund’s investments and cause the Fund to lose value.

Artificial Intelligence Tools Risk

The Adviser and its affiliates use certain AI tools as general productivity and operational support tools and may adopt other such tools for use in the future. Investment decisions for the Fund are made by the Adviser’s investment committee and are not made by or delegated to AI tools. As of the date hereof, these tools include enterprise generative artificial intelligence services, based on large language models, that are provided by third parties (currently Google LLC (Gemini), OpenAI (ChatGPT) and Anthropic, PBC (Claude)), and are made available to the Adviser and its affiliates under enterprise arrangements maintained by Rise Companies.

The use of these tools subjects the Fund to a number of risks. Generative AI tools may produce output that is inaccurate, incomplete, outdated or fabricated, and may do so in a manner that appears authoritative. The Adviser relies on human review to verify output and to govern the use of these tools, which may prove inadequate, may not keep pace with the development of these tools or may not be followed. To the extent inaccurate output is not detected and is reflected in research summaries, memoranda, diligence materials, valuation inputs, operational or compliance reports or other work product, errors may propagate into the Adviser’s processes, including into materials considered by the investment committee.

These tools are developed and maintained by third parties under enterprise arrangements maintained by Rise Companies, and neither the Fund nor the Adviser controls the underlying models or has recourse against the providers. A provider may modify, degrade, discontinue or change the terms of a tool, or may experience outages or security incidents, any of which could disrupt the Adviser’s operations and increase the Fund’s expenses. Laws, regulations and regulatory expectations concerning the use of artificial intelligence by investment advisers are developing rapidly, including with respect to supervision, compliance and the maintenance of books and records. Compliance may increase the Adviser’s costs, and any failure to comply could subject the Adviser or its affiliates to regulatory action, litigation or reputational harm, any of which could adversely affect the Adviser’s ability to manage the Fund. The Adviser may adopt additional tools or expand their use at any time without notice to Shareholders, which may increase these risks.

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. Common stock in which the Fund may invest is structurally subordinated as to a company’s income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Preferred Securities Risk

Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.

Derivatives Risk

A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this prospectus, including interest rate risk and management risk. The performance of derivatives depends largely on the performance of the underlying assets, interest rates or indices to which the derivatives relate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, interest rate or index to which the derivative relates. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost or other factors. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivative instruments can be volatile and illiquid. They may disproportionately increase losses, and may have a potentially large impact on Fund performance.

Reverse Repurchase Agreements Risk

The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

Warrants and Rights Risk

Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Options Risk

The Fund’s options investments involve certain risks, including general risks related to derivative instruments. When purchasing options, the Fund risks losing the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. When trading options in the OTC market, many of the protections afforded to exchange participants will not be available. If a counterparty fails to make delivery of the security underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Additionally, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments.

Forward Contracts Risk

A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk. The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund). Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default. The forward contracts into which the Fund will enter may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived. If a waiver of transfer restriction on the underlying issuer’s stock is not obtained, the Fund will not actually have exposure to the underlying security.

Issuer-Specific Risk

A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market. As a result, investments impacted by such factors may result in underperformance. This risk will be greater if an account concentrates its investments.

Smaller Company Risk

Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers, limited product lines, markets, distribution channels or financial resources, and management of such companies may be dependent upon one or a few key people. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller company’s stock price than on a larger company. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Early-Stage Company Risk

Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. Early-stage companies may require substantial amounts of financing which may not be available through institutional private placements or the public markets. In addition, the markets that early-stage companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.

New Issues Risk

“New Issues” are initial public offerings of equity securities. There is no assurance that the Fund will have access to profitable IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which cannot be resold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Many private company securities may be restricted securities and/or considered illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Rule 144A Securities Risk

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Board has determined that Rule 144A securities may be considered liquid securities if so determined by the Adviser. The Adviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Adviser may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Non-Diversification Risk

As a “non-diversified” investment company under the 1940 Act, the Fund may invest more than 5% of its total assets in the securities of a single issuer. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Interest Rate Risk

Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges.

Below Investment Grade (High Yield or Junk) Securities Risk

The Fund may have exposure to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by an NRSRO. Lower grade securities may be particularly susceptible to economic downturns and are inherently speculative. It is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Shares, both in the short-term and the long-term.

Foreign Companies Risk

While the Fund intends to invest primarily in U.S. companies, the Fund may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet the Fund’s investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, the Fund may have difficulty enforcing its rights as equity holders in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Although the Fund expects that most investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Leverage Risk

The Fund will pay (and stockholders will bear) any costs and expenses relating to the use of leverage by the Fund, to the extent the Fund bears such costs, which will result in a reduction in the NAV of the Shares.

Leverage may result in greater volatility of the NAV of, and distributions on, the Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by holders of Shares. Shares income may fall if the interest rate on Borrowings or the dividend rate on preferred stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Any decline in the NAV of the Fund will be borne entirely by holders of Shares. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to holders of Shares than if the Fund were not leveraged.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. Such restrictions may be more stringent than those imposed by the 1940 Act and limit the Fund’s ability to effectively manage its portfolio.

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires mutual funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit on their use of certain derivatives and financing transactions and to adopt and implement a derivatives risk management program. A Fund that uses derivative instruments in a limited amount (that is, the Fund’s derivatives exposure does not exceed 10% of its net assets, as calculated in accordance with Rule 18f-4) is not subject to all the requirements of Rule 18f-4. As of the date of this prospectus, the Fund qualifies as a limited derivatives user as described in Rule 18f-4. Rule 18f-4 could have an adverse effect on the Fund’s performance and ability to implement its investment strategies. There is no guarantee that the requirements of Rule 18f-4 that are applicable to the Fund will be effective in reducing the risks inherent in the Fund’s derivative investments.

Non-Listed Closed-End Fund; Liquidity Risk

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share. It is also likely that Shares would not be accepted as the primary collateral for a loan.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for Shares in an amount of more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Adviser will not recommend to the Board that the Fund conduct a repurchase offer during any period of time when the Adviser believes that conducting such a repurchase offer would not be in the best interests of the Fund and its shareholders, and there may be extended periods of time when the Fund does not conduct a repurchase offer. No Shareholder will have the right to require the Fund to repurchase its Shares.

In connection with any repurchase offer, the number of Shares tendered for repurchase may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when or in the amount that you desire.

Notwithstanding the foregoing, no assurance can be given that these repurchases will occur as contemplated or at all.

For additional information concerning the risks associated with repurchase offers, please see Repurchase Offers Risk below.

Repurchase Offers Risk

The repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders may have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Expiration Date, and to the extent there is any delay between the Expiration Date and the Valuation Date. The NAV on the Expiration Date or the Valuation Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Corporate Debt Securities Risk

The Fund may invest in corporate debt securities generally, including corporate bonds of technology-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objective and policies.

The value of corporate bonds may be affected by factors directly relating to their issuers, including but not limited to investor and market perceptions, creditworthiness, financial performance, capital structure, management of the issuer and demand for the issuer’s goods or services. Corporate bonds may also be subject to interest rate, liquidity and valuation risks.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Advisers’ research and analysis when investing in these securities.

The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its assets in broad segments of the bond market. If the Fund invests a significant portion of its assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.

Convertible Securities and Synthetic Convertible Securities Risk

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Secured Loans Risk

Loans held by the Fund may be secured by various types of collateral. While secured loans purchased by the Fund will often intend to be over-collateralized, the Fund may be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund or an affiliate of the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Unsecured Loans Risk

While the Fund is expected to focus primarily on secured loans, the Fund may hold unsecured loans. Unsecured loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral. They are subject to risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than more senior loans and secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Venture Debt Risk

The Fund may invest in venture debt, meaning debt of less established or early-stage companies. Investments in such companies may involve greater risks than generally are associated with investments in more established companies. To the extent there is any public market for the securities held by us, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices.

Asset-Backed and Mortgage-Backed Securities Risk

The investment characteristics of asset-backed securities and mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying asset-backed securities and mortgage-backed securities will be affected by a variety of factors including the prevailing level of interest rates as well as the availability of mortgage credit, the relative economic vitality of the area in which the related properties are located, the servicing of the mortgage loans, possible changes in tax laws, other opportunities for investment, homeowner mobility and other economic, social, geographic, demographic and legal factors. In general, any factors that increase the attractiveness of selling a mortgaged property or refinancing a mortgage loan, enhance a borrower’s ability to sell or refinance or increase the likelihood of default under a mortgage loan, would be expected to cause the rate of prepayment in respect of a pool of mortgage loans to accelerate. Particular investments may experience outright losses, as in the case of an interest only security in an environment of faster actual or anticipated prepayments. Also, particular investments may underperform relative to hedges that a portfolio manager may have constructed for these investments, resulting in a loss.

In contrast, any factors having an effect opposite to those outlined above would be expected to cause the rate of prepayment of a pool of mortgage loans to slow. At any one time, a portfolio of mortgage-backed securities may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Mortgage loans on commercial properties underlying mortgage-backed securities often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and saleability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying mortgage-backed securities are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related mortgage-backed securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of mortgage-backed securities may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property.

Especially in the case of a mortgage-backed security related to commercial mortgage loans, the rate of principal payments on the loans in the related pool will also be affected by the nature and extent of any restrictions on prepayments that are set forth in the mortgage loans, and the extent to which such provisions may be enforced. Such restrictions may include a prohibition on prepayments for specified periods of time and/or requirements that principal prepayments be accompanied by the payment of prepayment penalties or be subject to yield maintenance premiums.

The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower generally has an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, and without regard to whether the mortgage rates on such loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby “locking in” such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

In the case of a mortgage-backed security related to multifamily or commercial loans, prevailing market interest rates, the outlook for market interest rates and economic conditions generally may cause some borrowers to sell their properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by U.S. federal and state tax laws (which are subject to change) to sell their properties prior to the exhaustion of tax depreciation benefits.

Primarily, these securities do not have the benefit of the same security interest in the related collateral. There is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Further, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of asset-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of loans that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of ABS generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment option.

The risk of investing in asset-backed securities is ultimately dependent upon payment of consumer loans by the debtor. The collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Data Infrastructure Investment Risk

The Fund may invest in other structured or securitized debt instruments, including instruments collateralized by data center and other technology-related infrastructure assets. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels and telecommunications. The Fund’s investments will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil and other natural resources essential to the production of data infrastructure assets. Data infrastructure assets may be subject to numerous statutes, rules and regulations relating to environmental protection, health and safety, and social and governance matters. Since investments in data infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.

U.S. Treasury Bills Risk

The Fund may invest in U.S. treasury bills. U.S. treasury bills generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. treasury bills are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. treasury bills change as interest rates fluctuate.

Short-term Debt Instruments Risk

The Fund may invest in short-term debt instruments, including instruments held for cash management or temporary defensive purposes. While investments in cash items generally involve relatively low risk levels, they may produce lower than expected returns, and could result in losses.

Pooled Investment Vehicles Risk

The Fund may invest in other pooled investment vehicles (including investment companies, exchange-traded funds, money market funds and private funds) to the extent permitted under the 1940 Act, including in reliance on Rule 12d1-4 thereunder. Rule 12d1-4 allows a fund to acquire shares of an “acquired fund” in excess of the statutory limits of the 1940 Act. Funds of funds arrangements relying on Rule 12d1-4 are subject to several conditions, including (among others) with respect to control and voting shares of an acquired fund; certain findings relating to complexity, fees and undue influence; fund of funds investment agreements; and general limitations on an acquired fund’s investments in other investment companies and private funds. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of the Fund to invest in an acquired fund or may impact the investments made by such acquired fund.

To the extent the Fund invests in other pooled investment vehicles, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein. Further, shareholders will incur a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including applicable organizational and operating costs and investment management fees) in addition to the expenses of the Fund.

Pooled investment vehicles in which the Fund invests typically are not subject to the provisions of the 1940 Act. Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the pooled investment vehicles managed by any Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act with respect to such pooled investment vehicles.

Many pooled investment vehicles are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund does not impose investment qualification thresholds. As a result, the Fund provides an avenue for obtaining indirect exposure to certain pooled investment vehicles that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to get exposure to such an investment through the Fund.

Many pooled investment vehicles pay various fees to their managers, including a management fee and a performance or incentive fee or allocation. To the extent that the Fund invests in pooled investment vehicles paying such fees, its shareholders will indirectly bear a portion of such fees.

In addition, many pooled investment vehicles do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company that places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement that provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and that contains other provisions designed to protect the assets of such investment company. The pooled investment vehicles in which the Fund invests may maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold pooled investment vehicle assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Pooled investment vehicles in which the Fund invests may at certain times hold large positions in a relatively limited number of investments. Such pooled investment vehicles may target or concentrate their investments in particular markets, sectors or industries. Those pooled investment vehicles that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings.

New Fund Risk

As of the date of this Prospectus, the Fund has no operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term. In addition, prospective investors have no track record and history on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective, achieve its desired portfolio composition, or raise sufficient capital. The Fund may not be able to attract sufficient assets to fully implement the Fund’s principal investment strategies and achieve investment and trading efficiencies.

The amount of proceeds the Fund raises in its offering may be substantially less than the amount the Fund would need to create a diverse portfolio of investments. If the Fund is unable to raise sufficient funds to acquire a diverse portfolio of investments, the Fund will make fewer investments than it would have if it had raised additional funds, resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Fund’s assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses regardless of the amount of assets raised by the Fund in this offering, thereby increasing the Fund’s fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

Because as of the commencement of the offering neither the Fund nor the Adviser have yet acquired or identified any investments that the Fund may make, the Fund is currently not able to provide an investor with any information to assist in evaluating the merits or the terms of any specific future investments that the Fund may make. Because Shareholders will be unable to evaluate the economic merit of assets before the Fund invests in them, Shareholders will have to rely entirely on the ability of the Adviser to select suitable and successful investment opportunities. These factors increase the risk that a Shareholder’s investment may not generate returns comparable to the Fund’s competitors.

Distributions Risk

There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Additionally, a portion of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes. As a general matter, a portion of the Fund’s distributions will be treated as a return of capital for U.S. federal income tax purposes if the aggregate amount of the Fund’s distributions for a year exceeds the Fund’s current and accumulated earnings and profits for that year. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a holder’s adjusted tax basis in the holder’s Shares, and to the extent that it exceeds the holder’s adjusted tax basis will be treated as gain resulting from a sale or exchange of such Shares.

Risks Related to the Adviser and its Affiliates and the Fundrise Platform

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future. Its failure to become profitable could impair the operations of the Fundrise Platform by limiting its access to working capital to operate the Fundrise Platform. In addition, Rise Companies expects its operating expenses to increase in the future as it expands its operations. If Rise Companies’ operating expenses exceed its expectations, its financial performance could be adversely affected. If its revenue does not grow to offset these increased expenses, Rise Companies may never become profitable. In future periods, Rise Companies may not have any revenue growth, or its revenue could decline.

If Rise Companies were to enter bankruptcy proceedings, the operation of the Fundrise Platform and the activities with respect to the Fund’s operations and business would be interrupted and subscription proceeds held in a segregated account may be subject to the bankruptcy.

If Rise Companies were to enter bankruptcy proceedings or to cease operations, the Fund would be required to find other ways to meet obligations regarding the Fund’s operations and business. Such alternatives could result in delays in the disbursement of distributions or the filing of reports or could require the Fund to pay significant fees to another company that the Fund engages to perform services for the Fund.

MANAGEMENT OF THE FUND

Board of Directors

Pursuant to the LLC Agreement, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board currently consists of four Directors, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”). The Directors are subject to removal or replacement in accordance with Delaware law and the LLC Agreement. The Directors currently serving on the Board were elected by the initial Shareholder of the Fund. The SAI provides additional information about the Directors.

Investment Adviser

The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. The Adviser is a wholly owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, the Fundrise Platform that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs (each, an “eREIT®”), a real estate investment fund program (the “eFundTM”) and other investment vehicles sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Adviser also serves as the investment adviser to one or more registered closed-end management investment companies sponsored by Rise Companies that invest primarily in real estate-related investments. The Fund is included among the investment vehicles made available through the Fundrise Platform. As of [                     ], 2026, the Adviser and its affiliates had approximately $[____] in assets under management.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of the Board. The Adviser and its officers and directors are not required to devote all of their time to the Fund’s business and are only required to devote such time to the Fund’s affairs as their duties require. The Fund will follow investment guidelines adopted by the Adviser and the investment and borrowing policies set forth in this Registration Statement unless they are modified by the Adviser. The Adviser may establish further written policies on investments and borrowings and will monitor the Fund’s administrative procedures, investment operations and performance to ensure that the policies are fulfilled. The SAI provides additional information about the services provided by the Adviser to the Fund under the Investment Management Agreement.

The Adviser uses certain AI tools as general productivity and operational support tools. However, investment decisions for the Fund are made by the Adviser’s investment committee and are not made by or delegated to AI tools.

Management Fee

Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of [___]% of the average daily value of the Fund’s net assets.

Approval of the Investment Management Agreement

A discussion regarding the basis for the Board’s initial approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders on Form N-CSR, which will be publicly filed with the SEC.

Investment Committee

The Adviser has established an Investment Committee for the Fund comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The Investment Committee is responsible for (i) considering and approving each investment made by the Fund, and (ii) establishing the Fund’s investment strategies and policies and overseeing the Fund’s investments, and the investment activity of other accounts and funds held for the benefit of the Fund. The members of the Investment Committee identified below are the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund. Each has served as a portfolio manager to the Fund since inception.

The members of the Investment Committee, and their professional background and experience, are as follows:

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. Mr. Miller has 25 years of experience in real estate and finance. Mr. Miller has been responsible for acquiring more than $6 billion of real estate assets, including +20,000 residential units and 4 million square feet of industrial and commercial space. Prior to founding Fundrise, Mr. Miller was a Managing Partner of the real estate development company WestMill Capital Partners and before that, was President of Western Development Corporation, one of the largest mixed- use real estate development companies in the Washington, D.C. metro area. Mr. Miller worked as an analyst for private equity real estate fund, Luber-Adler, and was part of the founding staff of Democracy Alliance, a progressive investment collaborative. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

Chris Brauckmuller – Mr. Brauckmuller serves as Chief Strategy Officer of the Adviser and has served in such capacity since January 2022. Mr. Brauckmuller served as our Chief Product Officer from September 2018 to January 2022 and Director of Design and Creative of the Adviser from December 2012 to September 2018. From March 2010 to December 2012, Mr. Brauckmuller ran his own independent interactive design studio. Previously, Mr. Brauckmuller was employed as an interactive designer at 352 Media Group (now 352 Inc.), based in Gainesville, Florida, where he led creative efforts on accounts ranging from startups to Fortune 500 technology companies, including Microsoft and BAE Systems. Mr. Brauckmuller received a Bachelor of Arts degree from the University of Florida.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As the Fund had not commenced operations as of this Prospectus, and except as noted below, the Fund does not know of any control persons of the Fund as of that date. As of the date of this Prospectus, Rise Companies, the parent company of the Adviser, controls the Adviser and thus indirectly controls the Fund. Rise Companies has provided the required seed capital to the Fund. For so long as Rise Companies and/or one of its subsidiaries has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public that Rise Companies’ and/or one of its subsidiaries’ control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

FUND EXPENSES

The Adviser bears all of the ordinary and usual overhead expenses of the Adviser or any of its affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to the Investment Management Agreement and the salaries or other compensation of the employees of the Adviser or any of its affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

Expenses borne directly by the Fund include, but are not limited to:

●	corporate, organizational and offering costs relating to the offering of Shares;

●	the cost of calculating the NAV of Shares, including the cost of any third party pricing or valuation services;

●	the cost of effecting sales and repurchases of Shares and other securities;

●	the Management Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;

●	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	distributor costs (if any);

●	fees and expenses associated with marketing efforts (if any);

●	federal and any state registration or notification fees;

●	federal, state and local taxes;

●	fees and expenses of the Independent Directors;

●	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

●	fidelity bond, Directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	administrative services, including, but not limited to, recordkeeping, fund accounting, financial reporting, tax, corporate governance, compliance and legal administration services;

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

●	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays or otherwise incurs on behalf of the Fund, including the costs and expenses described above.

Subject to the 1940 Act and agreement by the Board, Rise Companies or its affiliates intend to perform administrative services for the Fund as well as additional services relating to the Fund’s investments that may be provided in-house in-lieu of outsourcing such services to a third-party. In addition to general Fund administration, these non-advisory services are currently expected to include the provision of some or all of the following: payment processing, fraud detection, digital content management systems, origination software, identity and access management, and customer relationship management software. In the event that Rise Companies or its affiliates provide these services, they will be entitled to receive compensation for such services in an amount that the Adviser believes is comparable to the total amount customarily charged by third parties for comparable service, as determined by the Adviser in its sole discretion. If such compensation is paid by an entity other than the Fund, the Fund will indirectly bear such costs in proportion to its ownership interest in such entity.

Expense Limitation

The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [_____]% of the Fund’s average daily net assets. The Adviser may seek recoupment from the Fund of any fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that the recoupment will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or recouped, or (b) the expense limitation amount in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect [at least through                                                                    , 202_], unless and until the Board approves its modification or termination.

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware limited liability company, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organization and offering costs of the Fund paid by the Adviser are subject to recoupment pursuant to the Expense Limitation Agreement.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares is based on the Fund’s NAV. The Fund calculates its NAV as of the close of business on the last business day of each calendar month, each date that Shares are sold or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. On the Determination Date, the NAV of Shares of the Fund is determined, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) if the NYSE is open. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your subscription in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept subscriptions until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day.

As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform fair value determinations relating to all portfolio investments. As the Valuation Designee, the Adviser has adopted and implemented procedures to be followed when making fair value determinations. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the valuation procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments.

Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the oversight of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Adviser’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

In calculating the Fund’s NAV, the Adviser uses various valuation methodologies in a manner consistent with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. When pricing securities or other assets at fair value, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In this regard, the Adviser provides the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Adviser at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Because the overwhelming majority of the Fund’s investments are expected to have no readily available market quotations, most of the Portfolio Companies will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late growth Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund may deem it more appropriate to utilize other valuation methodologies. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund may use the market approach to estimate the fair value of its Portfolio Companies by adjusting the valuation of its Portfolio Companies with each new funding round. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the Fund will consider when valuing its portfolio investments. The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Adviser may consider several additional factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors, to the extent that it is available.

For investments in companies that are not considered “pre-IPO companies”, valuation methods utilized may include, but are not limited to the following: sales comparison approach; discounted cash flow method; hypothetical sales method; and appraisals received from one or more pricing services. In addition, the Fund may utilize: an analysis of financial ratios and valuation metrics of the portfolio companies that issued private equity securities to peer companies that are public; an analysis of the Portfolio Companies’ most recent financial statements and forecasts; an analysis of the markets in which the Portfolio Company does business; and other relevant factors.

With respect to any portion of the Fund’s assets that are invested in one or more pooled investment vehicles, the Fund’s NAV may be calculated based upon the NAVs of those vehicles as a practical expedient, where such valuation methodologies employed by the pooled investment vehicles reflects fair value pricing and the effects of using fair value pricing. With respect to purchases or sales of secondary investments in pooled investment vehicles, the latest NAV reported by those vehicles may be further adjusted if the Adviser determines that the price paid or received is representative of a transaction between willing parties at the time of the purchase or sale.

SPVs are generally valued based on the most recently calculated NAV (or capital account balance) reported by the underlying vehicle, adjusted as necessary for known subscriptions/redemptions, fees/expenses, or other activity through the valuation date, and any other information reasonably available to assess whether the reported NAV remains representative as of the valuation date. If the reported NAV is not readily available or is determined not to be unreliable, the position will be valued at fair value in good faith.

Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including corporate, government and municipal debt securities in each case having a remaining maturity in excess of 60 days, are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Publicly traded securities, including equity securities issued by technology-related companies, are typically valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. Publicly traded securities may be valued by an outside pricing service overseen by the Valuation Designee. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics.

Derivatives are generally valued using Pricing Services and/or agreements with counterparties, quoted prices from the national exchange on which they are principally traded, or other procedures approved by the Board.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on any Portfolio Fund Manager, Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example and as discussed in further detail below, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and the Adviser (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Adviser or its affiliates.

The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as VCX, the Fundrise Flagship Real Estate Fund, the Fundrise Income Fund, an eREIT® and the eFundTM). These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV. Additionally, the Adviser may face conflicts related to the timing of a potential sale or disposition of assets to the extent that the Fund’s assets have an aggregate net unrealized built-in gain at the time the Fund first qualifies as a RIC, as the Fund will be subject to tax at the regular corporate rate on such net built-in gain to the extent such gain is recognized within five years after so qualifying (unless the Fund elects to recognize such gain at the time it qualifies as a RIC).

The Fund relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform. Future programs may have investment criteria that compete with the Fund.

If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ finance professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following: (i) the investment objectives and criteria of Rise Companies and the other Fundrise entities; (ii) the cash requirements of Rise Companies and the other Fundrise entities; (iii) the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment; (iv) the policy of Rise Companies or the other Fundrise entities relating to leverage; (v) the anticipated cash flow of the asset to be acquired; (vi) the income tax effects of the purchase on Rise Companies or the other Fundrise entities; (vii) the size of the investment; and (viii) the amount of funds available to Rise Companies or the Fundrise entities. If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. The Fund may co-invest with the Fund’s Adviser, other funds managed by the Adviser, officers or directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like the Fund rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that the Fund’s investment adviser or an affiliate, acting on the Fund’s behalf and on behalf of other clients, negotiates no term other than price. Co-investments made with affiliates that are not eligible to rely on the Mass Mutual Life Ins. Co. exception above will be made in accordance with the exemptive order obtained by affiliates of the Fund. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

The Fund relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

The Adviser and its affiliates will receive fees from the Fund. The Adviser has an inherent conflict of interest in recommending itself to the Board of Directors as the Fund’s Investment Adviser. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to: (i) the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement; (ii) the offering of Shares by the Fund, which entitles the Adviser to a Management Fee and other fees; (iii) acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan; (iv) borrowings up to the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser; (v) whether the Fund seeks necessary approvals to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Rise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and (vi) whether and when the Fund merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of: (i) Rise Companies; (ii) the Adviser; (iii) Fundrise, LLC; (iv) other investment programs sponsored by Rise Companies; and (v) other Fundrise entities. As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.

As the Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities. The Fund will enter into a license agreement with Rise Companies pursuant to which Rise Companies will grant the Fund a non-exclusive, royalty free license to use the name “Fundrise.”

REPURCHASE OFFERS

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders are not permitted to transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and no such market is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Adviser will not recommend to the Board that the Fund conduct a repurchase offer during any period of time when the Adviser believes that conducting such a repurchase offer would not be in the best interests of the Fund and its shareholders, and there may be extended periods of time when the Fund does not conduct a repurchase offer. No Shareholder will have the right to require the Fund to redeem its Shares.

In connection with any repurchase offer, the number of Shares tendered for repurchase may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when or in the amount that you desire.

Notwithstanding the foregoing, no assurance can be given that these repurchases will occur as contemplated or at all.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Determination to Repurchase Shares

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

●	whether any Shareholders of the Fund have requested to tender Shares to the Fund;

●	the working capital and liquidity requirements of the Fund;

●	the relative sizes of the repurchase requests and the Fund;

●	the past practice of the Fund in repurchasing Shares in the Fund;

●	the Adviser’s assessment of current market conditions relating to the Fund’s specific investments, in light of the Adviser’s future outlook for those markets and investments;

●	the Adviser’s assessment of the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

●	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies and other investments.

During periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

Determination of Repurchase Offer Amount

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The Board of Directors, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) in connection with any given Expiration Date. As noted above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets.

Notice to Shareholders

If the Board determines that the Fund will offer to repurchase Shares, the Fund will send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will describe the commencement date of the repurchase offer, specify the date on which repurchase requests must be received by the Fund, and contain other terms and information Shareholders should consider in deciding whether to tender their Shares for repurchase. The specific procedures applicable to any tender offer will be disclosed in the tender offer materials distributed to Shareholders at the time each offer is made. Written instructions with respect to each Shareholder’s tender of shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the Shareholder Notification.

Repurchase Fee

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to the discretion of the Adviser, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. If you invest in the Fund through a financial intermediary, your financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial intermediary for details. See “Transactions Through Your Financial Intermediary” below.

Repurchase Amounts

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares. If the Fund determines not to repurchase more than the Repurchase Offer Amount, the Fund will repurchase the Shares on a pro rata basis, or take any other action permitted by the tender offer rules under the Exchange Act and described in the written tender offer notice to Shareholders. Each tender offer will be made and Shareholders will be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. However, the Fund is permitted to accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an individual retirement account or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you may have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter in order to ensure the repurchase of a specific number of Shares, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when and/or in the amount that you desire.

Consequences of Repurchase Offers

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Directors, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances.

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. This could affect the Fund’s ability to achieve its investment objective to provide total return primarily through capital appreciation. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn, would reduce the Fund’s NAV.

Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “U.S. Federal Income Tax Considerations” below and in the SAI.

The Fund is intended as a long-term investment. The Fund’s repurchase offers are a Shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights pursuant to certain conditions and restrictions in the LLC Agreement.

DISTRIBUTION POLICY

The Fund will be taxed as a C corporation unless and until it elects and qualifies as a regulated investment company (“RIC”). As a corporation, the Fund will be subject to U.S. federal income tax imposed at a 21% rate with respect to its taxable income, including any gain realized on the sale or other taxable disposition of its assets. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Any distributions the Fund makes will be at the discretion of the Board, and will be based on, among other factors, the Fund’s present and reasonably projected future cash flow.

Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

Distributions will be authorized at the discretion of the Board, in accordance with the Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The Board’s discretion will be directed, in substantial part, by the Fund’s intention to comply with the RIC requirements. Generally, income distributed by a RIC will not be subject to U.S. federal income tax if it distributes at least 90% of its investment company taxable income each year (computed without regard to the dividends paid deduction and the RIC’s net capital gain).

The Fund is not prohibited from distributing its own securities in lieu of making cash distributions to Shareholders. The LLC Agreement also gives the Fund the right to distribute other assets rather than cash. The receipt of the Fund’s securities or assets in lieu of cash distributions may cause Shareholders to incur transaction expenses in liquidating the securities or assets. The Fund does not have any current intention to list its Shares on a stock exchange or other trading market, nor is it expected that a public market for the Shares will develop. The Fund also does not anticipate that it will distribute other assets in kind.

Although the Fund’s goal is to fund the payment of distributions solely from cash flow from operations, the Fund may pay distributions from other sources, including the net proceeds of the offering, cash advances by the Adviser, cash resulting from a waiver of fees or reimbursements due to the Adviser, borrowings in anticipation of future operating cash flow and the issuance of additional Shares, and the Fund has no limit on the amounts it may pay from such other sources. If the Fund funds distributions from financings or the net proceeds from the offering, the Fund will have less funds available for investment in Portfolio Companies. The Fund expects that its cash flow from operations available for distribution will be lower in the initial stages of the offering until the Fund has raised significant capital and made substantial investments. Further, because the Fund may receive income at various times during its fiscal year and because the Fund may need cash flow from operations during a particular period to fund expenses, the Fund expects that during the early stages of the Fund’s operations and from time to time thereafter, the Fund may declare distributions in anticipation of cash flow that the Fund expects to receive during a later period and these distributions would be paid in advance of the Fund’s actual receipt of these funds. In these instances, the Fund expects to look to third party borrowings, the offering proceeds or other sources to fund its distributions. Additionally, the Fund will make certain payments to the Adviser for services provided to the Fund. See “Management of the Fund – Fund Expenses.” Such payments will reduce the amount of cash available for distributions. Finally, payments to fulfill repurchase requests under the Share repurchase program will also reduce funds available for distribution to remaining Shareholders.

The Fund’s distributions will constitute a return of capital to the extent that they exceed the Fund’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a Shareholder’s adjusted tax basis in the Shareholder’s Shares, and to the extent that it exceeds the Shareholder’s adjusted tax basis will be treated as gain resulting from a sale or exchange of such Shares. Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limits the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

Shares that are issued to a Shareholder will accrue dividends until the Shareholder’s request that the Fund repurchase its Shares is accepted on the Expiration Date. Shareholders will be entitled to declared distributions on each of their Shares from the time the Shares are issued to the Shareholder until such Shares are repurchased by the Fund as described in “Repurchase Offers.”

DISTRIBUTION REINVESTMENT PLAN

The Fund will operate under a distribution reinvestment plan administered by the Adviser. Pursuant to the plan, the income dividends or capital gains or other distributions declared by the Fund, net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan.

Shareholders will not automatically participate in the distribution reinvestment plan. Shareholders must make an affirmative election to participate in the plan. If a Shareholder “opts in” to the plan (elects to reinvest in Shares), the Shareholder will participate in the plan unless and until the Shareholder elects to “opt out” of the plan (elects not to reinvest in Shares). As a result, if the Fund declares a cash dividend or other distribution payable in cash, Shareholders who are not enrolled in the plan will receive such dividends or distributions in cash, rather than having their dividends or distributions automatically reinvested in additional Shares of the Fund or pursuant to their investment plan, if applicable.

A Shareholder may elect to enroll and un-enroll in the distribution reinvestment plan by visiting his or her account on the Fundrise Platform website at www.fundrise.com. Any such election by a Shareholder generally must be received and processed by the Adviser before the end of the applicable calendar quarter or such election may not apply to the payment of that particular distribution.

When the Fund declares a distribution payable in cash, the Shareholders enrolled in the distribution reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share when the distribution is paid.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.” The Fund reserves the right to amend or terminate the distribution reinvestment plan, including the right to suspend or limit at any time the ability of Shareholders to reinvest distributions. Shareholders do not have additional rights upon termination of the distribution reinvestment plan, and if the distribution reinvestment plan were terminated, shareholders would receive distributions in cash.

For further information about the distribution reinvestment plan, visit the Fundrise Platform website at www.fundrise.com or (202) 584-0550. All correspondence concerning the distribution reinvestment policy should be directed to the Fund by visiting the Fundrise Platform website at www.fundrise.com.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, certain former citizens and long-term residents of the United States, regulated investment companies, real estate investment trusts, personal holding companies, controlled foreign corporations, passive foreign investment companies, persons who acquire an interest in the Fund in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisors as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts.

This summary does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If an entity taxable as a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation of the Fund

The Fund will be taxed as a C corporation unless and until it elects and qualifies as a RIC. As a corporation, we will be subject to U.S. federal income tax imposed at a 21% rate with respect to our taxable income, including any gain realized on the sale or other taxable disposition of our assets. This tax will be payable by us prior to any distributions to our stockholders. As such, our profits will be subject to “double taxation” which would materially reduce the cash available to pay dividends to stockholders.

Taxation of U.S. Shareholders

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its Shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. All or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other Shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Distributions by us generally will constitute dividends for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits, which are taxable to U.S. Shareholders as ordinary dividend income. Provided that certain holding period and other requirements are met, non-corporate U.S. Shareholders may be eligible for reduced rates of U.S. federal income tax with respect to such distributions, and corporate U.S. Shareholders may be eligible for a dividends-received deduction with respect to such distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the U.S. Shareholder’s adjusted tax basis in our common stock, and any remaining distributions would be treated as gain from the sale of Shares of our common stock.

The maximum rate on long-term capital gains for non-corporate taxpayers is currently 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% surtax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We may be required to backup withhold from all distributions paid to any U.S. Shareholder (other than a corporation, a financial institution, or a U.S. Shareholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such U.S. Shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such U.S. Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

Subject to the discussions below concerning backup withholding and FATCA (defined below), distributions by us will be subject to

U.S. federal withholding tax imposed at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. Shareholder’s Shares of our common stock.

If the distributions are effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Shareholder (and, if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the United States), we will not be required to withhold U.S. federal income tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Shareholder that holds its Shares of our common stock through a foreign partnership or a foreign trust, and such Non-U.S. Shareholders are urged to consult their own tax advisors.

Subject to the discussion below concerning backup withholding and FATCA (defined below), gains realized by a Non-U.S. Shareholder upon the sale of Shares of our common stock (including upon redemption of the Shares in a transaction treated as a sale or exchange of the Shares for U.S. federal income tax purposes) will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the gains are effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Shareholder (and, if an income tax treaty applies, such gains are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States) or (ii) such Non-U.S. Shareholder is an individual present in the United States for 183 days or more during the year of the gain.

For a corporate Non-U.S. Shareholder, distributions and gains realized upon the sale of Shares of our common stock that are effectively connected to the conduct of a trade or business in the United States by such a Non-U.S. Shareholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

We generally must report to its documented Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a trade or business in the United States or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder, provided the Non-U.S. Shareholder furnishes to us or the dividend paying agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) establishing that it is a Non-U.S. Shareholder or otherwise establishing an exemption from backup withholding. Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a Non-U.S. Shareholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and non-U.S. tax consequences of an investment in Shares of our common stock.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their Shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Future Taxation as a RIC

The Fund intends to elect and intends to qualify as a RIC under Subchapter M of the Code in a future taxable year, following such time as the Fund determines that it meets the requirements to qualify as a RIC and build the Fund to a size that the diversification requirements are not overly constraining on the Fund’s investment strategy. There can be no guarantee that the Fund will ever be able to qualify as a RIC. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be subject to U.S. federal income tax on any income or gains timely distributed to Shareholders. In addition, the Fund may be subject to a 4% U.S. federal excise tax to the extent that it distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years.

Prospective investors are urged to consult their own tax advisors regarding an investment in the Shares of the Fund in light of their own particular circumstances.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, a “Plan”) may purchase Shares. ERISA, for example, imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Plan that becomes a Shareholder, solely as a result of the Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA, the Code or other applicable law of an investment in the Fund through a Plan.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following descriptions of the Fund’s Shares, certain provisions of Delaware law and certain provisions of the LLC Agreement are summaries and are qualified by reference to Delaware law and the LLC Agreement, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part. Reference should be made to the LLC Agreement on file with the SEC for the full text of these provisions.

Shares

The Fund is a Delaware limited liability company organized on May 18, 2026 under the Delaware Limited Liability Company Act (“Delaware LLC Act”), issuing limited liability company interests. The limited liability company interests in the Fund will be denominated in Shares and, if created in the future, Preferred Shares. The LLC Agreement provides that the Fund may issue an unlimited number of Shares.

All of the Shares offered by this Registration Statement will be duly authorized and validly issued. Upon payment in full of the consideration payable with respect to the Shares, as determined by the Board, the holders of such Shares will not be liable to the Fund to make any additional capital contributions with respect to such Shares (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the Delaware LLC Act). Holders of Shares have no conversion, exchange, sinking fund or appraisal rights, no pre-emptive rights to subscribe for any securities of the Fund and no preferential rights to distributions. However, holders of Shares will be eligible to participate in the Fund’s Share repurchase program, as described in “Repurchase Offers.”

The Fund expects that it will make and declare dividends, if any, on a quarterly basis, or more or less frequently as determined by the Board, in arrears. See “Distribution Policy.” Unless a Shareholder elects to participate in the Fund’s distribution reinvestment plan, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the plan. See “Distribution Reinvestment Plan.”

The Fund intends to have a March 31 fiscal year end. In addition, the Fund intends to elect and intends to qualify as a RIC for U.S. federal income tax purposes in a future taxable year, following such time as the Fund determines that it meets the requirements to qualify as a RIC and build the Fund to a size that the diversification requirements are not overly constraining on the Fund’s investment strategy. Until such time, the Fund expects to be taxed as a C corporation. There can be no guarantee that the Fund will ever be able to qualify as a RIC.

The following table shows the amount of Shares in the Fund that were authorized and outstanding as of [ ], 2026.

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding
Common Shares	[ ]	[ ]	[ ]

Share Classes

The Fund is offering a single class of Shares on a continuous basis. The Fund may in the future apply for exemptive relief from the SEC that would permit the Fund to issue multiple classes of Shares; there is no assurance, however, that the relief would be granted.

Preferred Shares

Section 215 of the Delaware LLC Act specifically authorizes the creation of ownership interests of different classes of limited liability company interests, having such relative rights, powers and duties as the limited liability company agreement may provide, and may make provision for the future creation in the manner provided in the limited liability company agreement of additional classes of membership interests. In accordance with this provision, the LLC Agreement provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including Preferred Shares, debt securities or other senior securities), by action of the Board without approval of Shareholders.

The Board is authorized to fix the number of Preferred Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions of such securities as the Board sees fit. As of the date of this Prospectus, no Preferred Shares are outstanding and the Fund has no current plans to issue any Preferred Shares.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of Preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of Preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such Preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of Preferred Shares, if any are issued, must be entitled as a class to elect two Directors at all times and to elect a majority of the Directors if distributions on such Preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Preferred Shares.

Voting Rights

The Fund’s Shareholders will have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. The LLC Agreement provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Except when a larger vote is required by applicable law or any provision of the LLC Agreement, when a quorum is present at any meeting of Shareholders, a majority of the Shares shall decide any questions and a plurality of the Shares voted shall elect a Director, provided that where any provision of law or of the LLC Agreement requires that the holders of any series shall vote as a series (or that holders of a Class shall vote as a Class), then, a majority of the Shares of the series (or Class) voted on the matter (or a plurality with respect to the election of a Director) shall decide the matter insofar as that series (or Class) is concerned. There will be no cumulative voting in the election of Directors. Under the LLC Agreement, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Liquidation Rights

In the event of a liquidation, termination or winding up of the Fund, whether voluntary or involuntary, the Fund will first pay or provide for payment of the Fund’s debts and other liabilities, including the liquidation preferences of any class of Preferred Shares. Thereafter, holders of the Fund’s Shares will share in the funds of the Fund remaining for distribution pro rata in accordance with their respective interests in the Fund.

Agreement to be Bound by the LLC Agreement; Power of Attorney; Waiver of Jury Trial

By purchasing a Share, you will be admitted as a member of the Fund and will be bound by the provisions of, and deemed to be a party to, the LLC Agreement. Shareholders should be aware that the LLC Agreement requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any litigation relating to the shareholder’s investment in the Fund. The waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder. Other investment companies may not impose a similar limitation. A court may choose not to enforce this provision of the LLC Agreement.

Pursuant to the LLC Agreement, each Shareholder and each person who acquires a Share from a Shareholder grants to the Directors and officers of the Fund a power of attorney to, among other things, execute and file documents required for the Fund’s qualification, continuance or dissolution. The power of attorney also grants the Directors and officers of the Fund the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the LLC Agreement.

Limitation of Liability and Indemnification; Indemnification and Advance of Expenses

Pursuant to the LLC Agreement, Directors and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Director’s or officer’s duty.

Except as otherwise provided in the LLC Agreement, the Fund will indemnify and hold harmless any current or former Director or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Director or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Director or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Directors and officers prior to a final determination regarding entitlement to indemnification as described in the LLC Agreement.

Pursuant to the LLC Agreement, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Amendment of the LLC Agreement

Subject to the provisions of the 1940 Act, pursuant to the LLC Agreement, the Board may amend the LLC Agreement without any vote of Shareholders.

Termination and Dissolution

The Fund will continue as a limited liability company until terminated under the LLC Agreement. The Fund will dissolve upon: (i) the election of the Board to dissolve the Fund; (ii) the sale, exchange or other disposition of all or substantially all of the Fund’s assets; (iii) the entry of a decree of judicial dissolution of the Fund; or (iv) at any time that the Fund no longer has any Shareholders, unless the Fund’s business is continued in accordance with the Delaware LLC Act.

ANTI-TAKEOVER PROVISIONS

The LLC Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, change the composition of the Board, or convert the Fund to open-end status. These provisions may have the effect of discouraging, delaying or preventing attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Directors are elected for indefinite terms and do not stand for reelection. A Director may be removed from office with cause only by action taken by a majority of the remaining Directors (or, in the case of an Independent Director, only by action taken by a majority of the remaining Independent Directors).

The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Shareholders. In particular, the Board is authorized to provide for the issuance of an unlimited amount of one or more classes or series of Shares of the Fund, including Preferred Shares, and to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

The Fund is a limited liability company organized under Delaware law. Some provisions of Delaware law may delay or prevent a transaction that would cause a change in control of the Fund. Section 203 of the Delaware General Corporation Law (“DGCL”), which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The LLC Agreement does not currently elect to have Section 203 of the DGCL apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, the Fund’s Shareholders generally may not effect changes to the LLC Agreement.

Notwithstanding the foregoing, prior to issuing more than one class of Shares of common stock or preferred stock, the Fund would need to apply for exemptive relief from the SEC that would permit the Fund to issue multiple classes of Shares, and there is no assurance that such relief would be granted. Until such exemptive relief is granted and the Fund registers a new Share class, the Fund will only offer one class of Shares.

PLAN OF DISTRIBUTION

About the Fundrise Platform

The Fund’s Shares being offered hereby will be primarily offered and distributed by the Fund and its associated persons through the Fundrise Platform. The Fundrise Platform, which is owned and operated by Fundrise, LLC, a wholly owned subsidiary of Rise Companies, is a software communication tool used by the Fund and its associated persons, at no cost, in conducting the offer and sale of the Fund’s Shares. The Fundrise Platform consists solely of the investment platform available online at www.fundrise.com (along with the Fund’s website at [                               ]) and through various mobile applications sponsored by Rise Companies, although the Fundrise Platform may expand or change over time. All associated persons of the Fund who participate in the offer and sale of the Fund’s Shares will be employees of Rise Companies or its affiliates.

Through the Fundrise Platform, Rise Companies is making alternative investing nearly effortless. We use our technology to offer institutional-quality private market assets to millions of individual investors of every size at the touch of a button.

Through software and high-leverage data, Rise Companies is collapsing the finance supply chain into a single technology-enabled system. We’ve built a software-based infrastructure that vertically integrates the alternative investment management sector. This connects the investor directly to the asset—eliminating now-unnecessary costs and intermediaries, and thereby improving return potential—and creates increasingly powerful operational efficiencies. Our proprietary technology is creating new investment solutions not possible under the antiquated institutional models. Over time, we are building a new set of rails of the private investment industry.

With approximately $[ ] billion in assets under management, Rise Companies has the scale of an institutional investor without the outdated fee structures and increasingly burdensome legacy overhead typical of yesterday’s investment business. This is the future of the financial industry.

Individuals can invest through the Fundrise Platform at low costs for what Rise Companies believes is a better, more transparent investor experience, while potentially earning attractive risk-adjusted returns from asset classes that have generally been limited to many investors or charged high commissions and premiums for access. The Fundrise Platform gives investors the ability to: (i) browse investment offerings based on investment preferences including location, asset type, risk and return profile; (ii) transact entirely online, including digital legal documentation, funds transfer, and ownership recordation; (iii) manage and track investments easily through an online portfolio; and (iv) receive automated distributions and/or interest payments, and regular financial reporting.

The offering and distribution of the Fund’s Shares (and all associated activities) will be conducted by the Fund and its associated persons in accordance with the exemption from broker registration requirements contained in Rule 3a4-1 under the Securities Exchange Act of 1934. Accordingly, no person associated with the Fund will be deemed to be a broker solely by reason of his or her participation in the offer and sale of the Fund’s Shares. All associated persons of the Fund will be limited to conducting only certain “passive sales” activities in accordance with Rule 3a4-1, which include the following: (i) preparing written communications that have been approved by a principal of the Fund, or delivering such written communications in a way that does not involve oral solicitation of a potential investor (e.g., via email); (ii) responding to inquiries of a potential investor in a communication initiated by the potential investor, with responses being limited to information contained in the Registration Statement or other offering documentation; and (iii) performing ministerial and clerical work involved in effecting any transactions in this offering. No activities will occur on the Fundrise Platform without the explicit direction of the Fund or its associated persons.

The Fund will not pay Fundrise, LLC, the owner of the Fundrise Platform, any sales commissions or other remuneration for hosting this offering on the Fundrise Platform. Additionally, no associated person of the Fund will be compensated for his or her participation in this offering, either through sales commissions or other remunerations based on the offer and sale of the Fund’s Shares. This offering is being made on a “best efforts” basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

How to Purchase Shares

This Prospectus and supplements hereto will be furnished to prospective investors upon their request via electronic PDF format and will be available for viewing and download 24 hours per day, 7 days per week on the Fund’s website at [                        ], as well as on the SEC’s website at www.sec.gov.

Investors seeking to purchase the Fund’s Shares should proceed as follows:

●	Read this entire Registration Statement and any supplements accompanying this Registration Statement.

●	Electronically complete, execute and deliver a copy of the subscription agreement, which is available on www.fundrise.com (or the Fund’s website at [ ]).

●	Electronically provide ACH instructions to the Fund for the full purchase price of the Fund’s Shares being subscribed for; note, however, for subscriptions in excess of $125,000, the Fund will require that the purchase price of the Fund’s Shares be provided via bank wire.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent, an intermediary or, if applicable, an intermediary’s authorized designee receives all required information, including properly completed and signed documents, and the purchase order is approved by the Fund. Once the Fund (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

By executing the subscription agreement and paying the total purchase price for the Fund’s Shares subscribed for, each investor agrees to accept and fully comply with the terms of the subscription agreement. Subscriptions will be binding upon investors but will be effective only upon the Fund’s acceptance of the subscribing investor as a member of the Fund, which will be based on the Fund’s (or one of its authorized agent’s) determination that the investor satisfies all of the terms and conditions of the subscription agreement. Prospective investors should carefully read the subscription agreement before purchasing Shares of the Fund. The Fund reserves the right to reject any subscription in whole or in part or pause accepting new subscriptions.

The Fund will not draw funds from any subscriber until your subscription is accepted.

If the offering terminates or if any prospective investor’s subscription is rejected, all funds received from such investors will be returned without interest or deduction. To the extent that the funds are not ultimately received by the Fund or are subsequently withdrawn by the subscriber, whether due to an ACH chargeback or otherwise, the subscription agreement will be considered terminated, and the subscriber will not be entitled to any Shares subscribed for or dividends that may have accrued.

The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares.

Transactions Through Your Financial Intermediary

Shareholders may invest in the Fund through a financial intermediary. Your financial intermediary is responsible for ensuring that your order is made in accordance with the subscription procedures described above under “How to Purchase Shares.” Purchase through a financial intermediary does not affect these subscription procedures.

Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. The Fund has the discretion to modify or waive these requirements. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Financial intermediaries may purchase Fund Shares through the Fundrise Platform, or pursuant to selling agreements with the Fund’s Distributor.

If you purchase the Fund through a financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Minimum Purchase Requirements

The minimum initial investment for Shares of the Fund is $[1,000]. There is no minimum investment requirement on additional purchases after you have purchased a minimum of $[1,000]. In certain instances, the Fund may revise the minimum purchase requirement in the future or elect to waive the minimum purchase requirement, such as for individuals who participate in different plans established by the Adviser. In addition, in order to help protect the Fund from the risk of chargebacks, the Fund intends to require that any subscription in excess of $125,000 of the Fund’s Shares be funded through a bank wire transfer and not an ACH electronic fund transfer.

Certificates Will Not be Issued

The Fund will not issue certificates. Instead, the Fund’s Shares will be recorded and maintained on the Fund’s membership register.

Transfer Restrictions

There is no public market for the Shares and none is expected to develop. The Fund does not list its Shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in Shares may be provided only through tender offers by the Fund. If a shareholder attempts to transfer Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

●	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

●	with the written consent of the Fund, which may be withheld in the sole discretion of the Adviser, the Board or their delegate.

Notice to the Fund of any proposed transfer of Shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. A shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on Shares at any time.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

No Escrow

The proceeds of the offering of the Fund’s Shares will not be placed into an escrow account.

Advertising, Sales and other Promotional Materials

In addition to this Registration Statement, subject to limitations imposed by applicable laws and regulations, the Fund expects to use additional advertising, sales and other promotional materials in connection with the continuous offering of Shares. These materials may include (1) information relating to this Registration Statement, the past performance of Rise Companies and its affiliates, articles and public advertisements, and audio-visual materials and (2) certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material, in each case only as authorized by the Fund and subject to limitations imposed by applicable laws and regulations. Although these materials will not contain information in conflict with the information provided by this Registration Statement and will be prepared with a view to presenting a balanced discussion of risk and reward with respect to the Fund’s Shares, these materials will not give a complete understanding of the continuous offering of Shares, the Fund or the Fund’s Shares and are not to be considered part of this Registration Statement. The continuous offering of the Fund’s Shares is made only by means of this Registration Statement and prospective investors must read and rely on the information provided in this Registration Statement in connection with their decision to invest in the Fund’s Shares.

Residents of the State of Washington

For investors and potential investors who are residents of the State of Washington, please send all correspondence, including any questions or comments, to washingtonstate@fundrise.com.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

●	a citizen or resident of the United States;

●	Name;

●	Date of Birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying information.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

REPORTS TO SHAREHOLDERS

Shareholders may opt to receive the Fund’s audited annual reports and unaudited semi-annual reports, including a list of investments held, electronically through the Fundrise Platform. For Shareholders who have not opted to receive such reports through the Fundrise Platform, the Fund will send to such Shareholders the Fund’s annual and semi-annual reports. In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to Shareholders reasonably believed to be from the same family or household. Once implemented, a Shareholder must contact the Fund to discontinue householding and request individual copies of these documents by www.fundrise.com (or the Fund’s website at [                                ]). Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

ADMINISTRATOR

[    ] provides certain administration and portfolio accounting services to the Fund. [   ] is located at [   ].

CUSTODIAN AND TRANSFER AGENTS

[    ] serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a Custody Agreement with the Fund. Under the Custody Agreement, [    ] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties. The Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.

[    ], which has its principal office at [    ], serves as the Fund’s transfer agent for all transactions in the Fund’s shares through the Fundrise Platform.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ] is the independent registered public accounting firm for the Fund and will perform an annual audit of the Fund’s financial statements. [    ] is located at [    ].

LEGAL COUNSEL

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Washington, DC 20001, serves as the Fund’s legal counsel.

ADDITIONAL INFORMATION

This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-296580). The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of this Prospectus or the SAI without charge.

Statements contained in this Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Fundrise Innovation Fund II, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at [                                    ].

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated August 24, 2026

Fundrise Innovation Fund II, LLC

Up to $1,000,000,000 in Common Shares

STATEMENT OF ADDITIONAL INFORMATION

[            , 2026]

This Statement of Additional Information (the “SAI”) provides additional information to the prospectus of the Fundrise Innovation Fund II, LLC (the “Fund”), dated [    , 2026] (the “Prospectus”), as it may be amended or supplemented from time to time. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This SAI should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained upon request and without charge by writing to the Fund at Fundrise Innovation Fund II, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the investment platform owned and operated by Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, available both online at www.fundrise.com and through various mobile applications (collectively referred to herein along with the Fund’s website [                                                                        ], the “Fundrise Platform”). The information on the Fundrise Platform is not incorporated by reference into this SAI and investors should not consider it a part of this SAI.

The Prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.

GENERAL INFORMATION AND HISTORY

Fundrise Innovation Fund II, LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on [            , 2026], under the laws of Delaware and operates pursuant to a Limited Liability Company Agreement of the Fund dated [            , 2026], as amended and/or restated to date (the “LLC Agreement”). The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.

The Fund currently only offers its common shares of limited liability company interests (the “Shares”). The Fund may offer additional Share classes in the future, subject to obtaining an exemptive order from the SEC. Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Board of Directors of the Fund (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Fundrise Advisors, LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser.

The Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies, as well as the principal investment risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies or risks of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Prospectus, should not be considered to be a principal investment strategy or principal risk.

The Fund may engage in any of the investment strategies or purchase any of the investments described below.

Certain Portfolio Securities and Other Operating Policies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities of Innovation Companies and other investments, including derivatives, exchange-traded funds and pooled investment vehicles, that provide economic exposure to Innovation Companies, as defined below.

An “Innovation Company” is a company that the Adviser determines, based on the company’s current operations and reasonably anticipated business activities, is materially engaged in innovation. In making this determination, the Adviser will consider an Innovation Company to be an entity that satisfies one or more of the following criteria:

1.	the company’s principal business involves developing, producing, commercializing or applying a new or meaningfully improved technology, product, service, process or business model;

2.	a significant portion of the company’s revenues, assets, operating expenses, research and development expenditures, capital expenditures or enterprise value is attributable to such activities;

3.	the company is using technology or scientific advancement to create a new market, materially alter an existing market, improve the functionality, efficiency, cost, accessibility or sustainability of existing products or services, or address a market need in a novel manner; or

4.	in the case of a company with limited or no current revenue, the company’s stated business strategy and use of capital are principally directed toward developing or commercializing such a technology, product, service, process or business model.

For this purpose, Innovation Companies may include companies operating in the information technology and communication services sectors, as well as technology-related companies in other sectors or industries, including: advertising (AdTech); sales and marketing technology; media; biotechnology (BioTech); health care equipment and supplies; health care technology; pharmaceuticals; artificial intelligence; data and analytics; design tech; education technology (EdTech); financial services technology (FinTech); real estate technology (PropTech), meaning companies that develop or provide technology-enabled products and services for the acquisition, development, financing, construction, operation, management, leasing, sale or use of real estate, including property-management software, real estate marketplaces, construction technology, building systems, real estate AI, and related data and analytics platforms; gaming; internet services; manufacturing technology; entertainment; mapping; payments; privacy & security; science and engineering; energy and sustainability technology; energy equipment and services; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; communications equipment; semiconductors and semiconductor equipment; agriculture; transportation; commercial services and supplies; chemicals; synthetic materials; aerospace and defense; data centers and data center operating platforms and technology; blockchain technology and stablecoin-related technology, meaning companies that develop or provide distributed-ledger protocols, blockchain-based software, digital-asset custody, trading, settlement, compliance or other infrastructure, or products and services involving stablecoins, which are digital assets designed to maintain a stable value relative to a specified asset or pool of assets; and nanotechnology. The Adviser’s determination that a portfolio company is an Innovation Company will be based on information reasonably available at the time of investment, including a company’s business description, products and services, intellectual property, research and development activities, use of proceeds, financial information and management representations.

The Fund seeks to achieve its investment objective by investing in private and public Innovation Companies directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) and debt securities of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in Innovation Companies. Earlier mid-stage growth companies are privately held companies that typically have met certain key development milestones (for example, first customer orders or first revenue shipments) and have some product or service revenue, but are still operating at a loss. Later mid-stage growth companies are privately held companies that typically have product or service revenue and have recently achieved breakthrough measures of financial success, such as operating profitability or break-even or positive cash flows. Late-stage companies are publicly and privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).

Exchange traded funds and pooled investment vehicles will only be included in our 80% policy if the investment strategy of the exchange traded fund or pooled investment vehicle is consistent with the Fund’s 80% policy.

In addition to its focus on investing in mid-to-late stage Innovation Companies, the Fund may invest up to 20% of its net assets in the securities of early-stage Innovation Companies.

The ability to invest in privately held, mid-to-late-stage Innovation Companies can offer the potential to capture more upside potential than investments in the securities of Innovation Companies that are already publicly traded. The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company. Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company. Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold.”

Notwithstanding the foregoing, investments in mid-to-late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities. The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment. Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.

The Fund expects that many of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity and debt securities in Portfolio Companies may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of certain of the Fund’s equity investments and transfer restrictions that private equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in Portfolio Companies in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis in the securities). In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before the Fund is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, a basket of equities or equities comprising an index at a specified price on a future date. The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes.

The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not Innovation Companies. During temporary defensive periods, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due.

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of investments held by the Fund with a commensurate effect on the value of the Shares.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value (“NAV”) per Share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The SEC finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.

Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, are deemed creditworthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund. The SEC finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Loan Origination

The Fund may originate loans, including, without limitation, to public or private entities of all types, including loans to U.S. and non-U.S. borrowers. The Fund may originate loans to borrowers that are unrated or have credit ratings that are determined by one or more NRSROs and/or the Adviser to be below investment grade. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law.

The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a regulated investment company. The results of the Fund’s origination activities depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to Fund shareholders. If the Fund is unable to sell, assign, or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. The Fund will be responsible for the fees and expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be borne by the Fund and indirectly borne by the shareholders.

Loan origination subjects the Fund to risks associated with debt instruments more generally, including credit risk, prepayment risk, valuation risk, and interest rate risk. Competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. In addition, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser will be able to identify and make investments that are consistent with its investment objectives.

Loan originators are subject to certain state law licensing and regulatory requirements and loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations, regulatory actions, or private lawsuits may adversely affect such companies’ financial results. To the extent the Fund engages in loan origination and/or servicing, the Fund will be subject to enhanced risks of litigation, regulatory actions, and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties, or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below for investment, hedging and risk management purposes. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include futures, options, forwards and swaps.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code.

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if derivatives had not been used.

When conducted outside the United States, derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission (“CFTC”), foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuate. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. As noted in the Prospectus, the Fund expects to invest in Portfolio Companies by purchasing call options. The Fund also may invest in options for other investment, hedging and risk management purposes. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/ or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise a call option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Adviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call) for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Forward Contracts. As noted in the Prospectus, the Fund expects to invest in Portfolio Companies by entering into equity forward contracts. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk. The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund). Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Adviser deems to be creditworthy. The Adviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high grade debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

Percentage limitations described in this SAI are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Exclusion of Adviser from Commodity Pool Operator Status. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Leverage. The Fund may obtain leverage through its use of derivatives. Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires mutual funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit on their use of certain derivatives and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount (that is, the fund’s derivatives exposure does not exceed 10 percent of its net assets, as calculated in accordance with Rule 18f-4) is not subject to all the requirements of Rule 18f-4. As of the date of this SAI, the Fund qualifies as a limited derivatives user as described in Rule 18f-4. Rule 18f-4 could have an adverse effect on the Fund’s performance and ability to implement its investment strategies. There is no guarantee that the requirements of Rule 18f-4 that are applicable to the Fund will be effective in reducing the risks inherent in the Fund’s derivative investments.

Senior Securities. Senior securities are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.

Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash, with which to satisfy its distribution requirements and could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Underlying Funds

The Fund may invest in securities of other underlying funds, including exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3.00% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if (i) immediately after such purchase or acquisition not more than 3.00% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.25%. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s Shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for so-called “funds of funds.” The Fund may also rely on Rule 12d1-4 under the 1940 Act, which allows a fund to acquire shares of an underlying fund in excess of the statutory limits described above. Funds of funds arrangements relying on Rule 12d1-4 are subject to several conditions, including (among others) with respect to control and voting shares of an underlying fund; certain findings relating to complexity, fees and undue influence; fund of funds investment agreements; and general limitations on an underlying fund’s investments in other investment companies and private funds. The limitations placed on underlying funds under Rule 12d1-4 may impact the ability of the Fund to invest in an underlying fund or may impact the investments made by such underlying fund.

ETFs are shares of unaffiliated investment companies issuing shares, which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. Innovation Companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio investment. Such a delay could result in possible liability to a purchaser of the investment.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio investments. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.”

Liquidation of Fund

The Board may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to Shareholders. In the event of the liquidation of the Fund, Shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in the Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to Shareholders, resulting in a gain or loss for tax purposes, depending upon a Shareholder’s basis in his or her shares of the Fund. In the event of a liquidation of the Fund, a Shareholder will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the Shareholder, and a Shareholder may receive an amount in liquidation less than the Shareholder’s original investment.

Large Shareholder Risk

Shares of the Fund may be offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund Shares. A Fund may experience adverse effects when these large Shareholders purchase or redeem a large percentage of Fund shares. It is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, such as on-going conflicts involving Russia and Ukraine and in the Middle East, including the war with Iran, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including Fundrise Advisors, LLC as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price the Fund’s investments. These and other developments may adversely affect the liquidity of the Fund’s investments.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers, trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cybersecurity breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cybersecurity failures or breaches may result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the fund and its service providers to plan for or respond to a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

The Adviser, the Fund, related service providers, and other market participants may utilize AI technologies in business operations. It is possible that the information provided through use of AI could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Moreover, recent technological developments in, and the increasingly widespread use of, AI technologies may pose risks to the Adviser and the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI technologies. As AI technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. There is also a risk that cybersecurity breaches may not be detected. The Fund and its Shareholders could be negatively impacted as a result.

Risks Related to Regulatory Matters

The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Fund and any of its Subsidiaries, if any, will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the Internal Revenue Service (“IRS”), and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability. However, the Adviser, the Fund and their affiliates do not provide investment advice regarding the decision to invest in, hold or sell the Fund’s Shares.

Legislative and regulatory initiatives impose restrictions and requirements on financial institutions that could have an adverse effect on the Fund’s business.

The financial industry has become more highly regulated in recent years. Although recent leadership changes within the federal government and at the financial regulators and the SEC may result in changes in the regulatory environment as compared to recent years, there may continue to be a relatively high frequency of regulatory investigations of the trading and other investment activities of registered investment companies. Such investigations may impose additional expenses on the Fund, may require the attention of senior management of the Adviser and may result in fines if the Fund is deemed to have violated any regulations.

Laws intended to prohibit money laundering may require Fundrise to disclose investor information to regulatory authorities.

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) requires that financial institutions establish and maintain compliance programs to guard against money laundering activities, and requires the Secretary of the U.S. Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject certain pooled investment vehicles to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require Fundrise or its service providers to share information with governmental authorities with respect to prospective investors in connection with the establishment of anti-money laundering procedures. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Fund’s Shares to comply with such legislation and/or regulations. The Fund reserves the right to request such information as is necessary to verify the identity of prospective shareholders and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. In the event of delay or failure by a prospective shareholder to produce any information required for verification purposes, an application for, or transfer of, the Fund’s Shares may be refused. The Fund will not have the ability to reject a transfer of the Fund’s Shares where all necessary information is provided and any other applicable transfer requirements, including those imposed under the transfer provisions of the LLC Agreement, are satisfied.

The Portfolio Companies in which the Fund invests are subject to regulatory risk.

The Portfolio Companies in which the Fund invests are subject to changing laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on the Fund’s business and the value of your investment.

Risks Related to the Adviser and its Affiliates and the Fundrise Platform

Any adverse changes in Rise Companies’ financial health or the Fund’s relationship with Rise Companies or its affiliates could hinder the Fund’s performance and the return on your investment.

The Fund has engaged the Adviser to manage the Fund’s operations and its portfolio. The Adviser has no employees, and utilizes Rise Companies’ personnel to perform services on its behalf for the Fund. The Fund’s ability to achieve its investment objective and to pay distributions is dependent upon the performance of Rise Companies and its affiliates as well as Rise Companies’ investment professionals in the identification and acquisition or origination of investments, the management of the Fund’s assets and operation of the Fund’s day-to-day activities. Any adverse changes in Rise Companies’ financial condition or the Fund’s relationship with Rise Companies could hinder the Adviser’s ability to successfully manage the Fund’s operations or its portfolio of investments.

The Fund has minimal operating capital, no significant assets and no revenue from operations.

The Fund has minimal operating capital and for the foreseeable future will be dependent upon the Fund’s ability to finance its operations from the sale of equity or other financing alternatives. There can be no assurance that the Fund will be able to successfully raise operating capital. The failure to successfully raise operating capital, and the failure to attract sufficient investor purchase commitments, could result in the Fund’s bankruptcy or other event which would have a material adverse effect on the Fund and its Shareholders. The Fund has no significant assets or financial resources, so such adverse event could put your investment dollars at significant risk.

Employee misconduct and unsubstantiated allegations against the Fund and misconduct by employees of Rise Companies could expose the Fund to significant reputational harm.

The Fund is vulnerable to reputational harm, as the Fund operates in an industry where integrity and the confidence of its investors is of critical importance. If an employee of Rise Companies or its affiliates were to engage in illegal or suspicious activities, or if unsubstantiated allegations are made against the Fund or Rise Companies by such employees, stockholders or others, Rise Companies and the Fund may suffer serious harm to the Fund’s reputation (as a consequence of the negative perception resulting from such activities or allegations), financial position, relationships with key persons and companies in private markets, and the Fund’s ability to attract new investors. The Fund’s business often requires that the Fund deal with confidential information. If employees of Rise Companies were to improperly use or disclose this information, the Fund could suffer serious harm to its reputation, financial position and current and future business relationships. It is not always possible to deter employee misconduct, and the precautions Rise Companies takes to detect and prevent this activity may not be effective in all cases. Misconduct by Rise Companies’ employees, or even unsubstantiated allegations of misconduct, could subject Rise Companies and the Fund to regulatory sanctions and result in an adverse effect on the Fund’s reputation and business.

Rise Companies will need to raise substantial additional capital to fund its operations, and if it fails to obtain additional funding, it may be unable to continue operations.

Prior to January 2017, Rise Companies had funded substantially all of its operations with proceeds from private financings from individual investors. On January 31, 2017, Rise Companies began an initial offering of shares of its class B common stock to the public. As of December 31, 2025, Rise Companies had raised approximately $[204.6] million through such equity offering. To continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Rise Companies’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect the Fund’s business and results of operations.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future. Its failure to become profitable could impair the operations of the Fundrise Platform by limiting its access to working capital to operate the Fundrise Platform. In addition, Rise Companies expects its operating expenses to increase in the future as it expands its operations. If Rise Companies’ operating expenses exceed its expectations, its financial performance could be adversely affected. If its revenue does not grow to offset these increased expenses, Rise Companies may never become profitable. In future periods, Rise Companies may not have any revenue growth, or its revenue could decline.

If Rise Companies were to enter bankruptcy proceedings, the operation of the Fundrise Platform and the activities with respect to the Fund’s operations and business would be interrupted and subscription proceeds held in a segregated account may be subject to the bankruptcy.

If Rise Companies were to enter bankruptcy proceedings or to cease operations, the Fund would be required to find other ways to meet obligations regarding the Fund’s operations and business.

Such alternatives could result in delays in the disbursement of distributions or the filing of reports or could require the Fund to pay significant fees to another company that the Fund engages to perform services for the Fund.

Risks Related to Conflicts of Interest

There are conflicts of interest between the Fund, the Adviser and its affiliates.

The Adviser’s executive officers, including the Adviser’s Chief Executive Officer, Benjamin S. Miller, are principals in the Adviser’s parent company, Rise Companies, which provides the Adviser with access to asset management and other services necessary for the performance by the Adviser of its duties under Investment Management Agreement. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with a third party on an arm’s length basis. Some of the conflicts inherent in the Fund’s arrangements with the Adviser and its affiliates, and the limitations on such parties adopted to address these conflicts, are described below. The Fund, the Adviser and their affiliates will try to balance the Fund’s interests with their own. However, to the extent that such parties take actions that are more favorable to other entities than the Fund consistent with the Adviser’s fiduciary duty to the Fund, these actions could have negative impact on the Fund’s financial performance and, consequently, on distributions to Shareholders and the value of the Fund’s Shares. The Fund has adopted a conflicts of interest policy.

The Adviser will face a conflict of interest because the asset management fee it will receive for services performed for the Fund will be based on the Fund’s NAV, which employees of Rise Companies, the parent company of the Adviser, are ultimately responsible for determining.

The Adviser, a wholly owned subsidiary of Rise Companies, will be paid a Management Fee based on the Fund’s NAV as calculated by Rise Companies’ internal accountants and asset management team. The calculation of the Fund’s NAV involves certain subjective judgments with respect to estimating, for example, the value of the Fund’s assets and investments and accruals of the Fund’s operating revenues and expenses, and therefore, the Fund’s NAV may not correspond to the realizable value upon a sale of those assets. Because the calculation of NAV involves subjective judgment, there can be no assurance that the estimates used by Rise Companies’ internal accountants and asset management team to calculate the Fund’s NAV, or the resulting NAV, will be identical to the estimates that would be used, or the NAV that would be calculated, by an independent consultant. In addition, the Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV. Finally, the Fund’s NAV may not be indicative of the price that the Fund would receive for its assets at current market conditions.

The interests of the Adviser, the principals and its other affiliates may conflict with your interests.

The Investment Management Agreement provides the Adviser with broad powers and authority which may result in one or more conflicts of interest between your interests and those of the Adviser, the principals and its other affiliates. This risk is increased by the Adviser being controlled by Benjamin Miller, who is a principal in Rise Companies and who participates, or expects to participate, directly or indirectly in other offerings by Rise Companies and its affiliates. Potential conflicts of interest include, but are not limited to, the following:

●	the Adviser, the principals and/or its other affiliates are offering, and may continue to originate and offer other investment opportunities, including additional equity and debt offerings similar to this offering, primarily through the Fundrise Platform, and may make investments in alternative assets for their own respective accounts, whether or not competitive with the Fund’s business;

●	the Adviser, the principals and/or its other affiliates will not be required to disgorge any profits or fees or other compensation they may receive from any other business they own separately from the Fund, and you will not be entitled to receive or share in any of the profits return fees or compensation from any other business owned and operated by the Adviser, the principals and/or its other affiliates for their own benefit;

●	the Fund may engage the Adviser or affiliates of the Adviser to perform services at prevailing market rates. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with third party on an arm’s length basis; and

●	the Adviser, the principals and/or its other affiliates are not required to devote all of their time and efforts to the Fund’s affairs.

Risks Related to the Fund’s Organization and Structure

The Fund’s Shareholders will have limited voting rights.

The Fund’s Shareholders will have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote of Shareholders. Generally, other than matters that require the “vote of a majority of the outstanding voting securities,” as such term is defined by the 1940 Act, when a quorum is present at any meeting of Shareholders, a majority of the Shares shall decide any questions and a plurality of the Shares voted shall elect a Director. If any such vote occurs, you will be bound by the vote even if you did not vote with the majority or supermajority, as applicable.

The conflicts of interest policies the Fund has adopted may not adequately address all of the conflicts of interest that may arise with respect to the Fund’s activities and are subject to change or suspension.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Board may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Certain provisions of the LLC Agreement and Delaware law could hinder, delay or prevent a change of control of the Fund.

Certain provisions of the LLC Agreement and Delaware law could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change of control of the Fund. These provisions include the following:

●	Authorization of additional Shares, issuances of authorized Shares and classification of Shares without Shareholder approval. The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Fund’s Shareholders. In particular, the Board may, consistent with the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities). The Board is authorized to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to such securities as the Board sees fit. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

●	Delaware Business Combination Statute-Section 203. Section 203 of the DGCL, which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The Fund’s LLC Agreement does not currently elect to have Section 203 of the Delaware General Corporation Law apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

●	Exclusive authority of the Board to amend the Fund’s LLC Agreement. The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, Shareholders generally may not effect changes to the LLC Agreement.

Your interest in the Fund will be diluted if the Fund issues additional Shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares the Fund issues in the future. Under the LLC Agreement, the Fund has authority to issue an unlimited number of additional Shares or other securities. In particular, the Board is authorized, subject to the restrictions of applicable securities laws, to provide for the issuance of an unlimited amount of one or more classes or series of Shares in the Fund, including preferred Shares, and to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series, without Shareholder approval. After your purchase in this offering, the Board may elect to (i) sell additional shares in this or future public offerings, (ii) issue equity interests in private offerings, or (iii) issue shares to the Adviser, or its successors or assigns, in payment of an outstanding fee obligation. To the extent the Fund issues additional equity interests after your purchase in this offering, your percentage ownership interest in the Fund will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Fund’s investments, you may also experience dilution in the book value and fair value of your shares.

By purchasing Shares of the Fund, you are bound by the arbitration provisions contained in the Fund’s subscription agreement and the LLC Agreement which limit your ability to bring class action lawsuits or seek remedy on a class basis, subject to applicable law.

By purchasing Shares of the Fund, investors agree to be bound by the arbitration provisions contained in the Fund’s subscription agreement and the LLC Agreement (each an “Arbitration Provision” and collectively, the “Arbitration Provisions”), subject to applicable law. Such Arbitration Provisions apply to all claims that are related to the Fund, including with respect to this offering, the Fund’s holdings, the Fund’s Shares, the Fund’s ongoing operations and the management of its investments, among other matters, and limit the ability of investors to bring class action lawsuits or similarly seek remedy on a class basis. Furthermore, because the Arbitration Provision is contained in the LLC Agreement, such Arbitration Provision will also apply to any purchasers of shares in a secondary transaction.

By agreeing to be subject to the Arbitration Provisions, you are severely limiting your rights to seek redress against the Fund in court, subject to applicable law. For example, you may not be able to pursue litigation for any claim in state or federal courts against the Fund, the Adviser, Rise Companies, or their respective directors or officers, including with respect to securities law claims (however, the Arbitration Provisions will not apply to federal securities laws claims, and investors will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder), and any awards or remedies determined by the arbitrators may not be appealed. In addition, arbitration rules generally limit discovery, which could impede your ability to bring or sustain claims, and the ability to collect attorneys’ fees or other damages may be limited in the arbitration, which may discourage attorneys from agreeing to represent parties wishing to commence such a proceeding.

Specifically, the Arbitration Provisions provide that either party may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration. The Fund has not determined whether it will exercise its right to demand arbitration but reserves the right to make that determination on a case by case basis as claims arise. In this regard, the Arbitration Provision is similar to a binding arbitration provision as the Fund is likely to invoke the Arbitration Provision to the fullest extent permissible.

Any arbitration brought pursuant to the Arbitration Provisions must be conducted in the Washington, D.C. metropolitan area. The term “Claim” as used in the Arbitration Provisions is very broad and includes any past, present, or future claim, dispute, or controversy involving you (or persons claiming through or connected with you), on the one hand, and the Fund (or persons claiming through or connected with the Fund), on the other hand, relating to or arising out of your subscription agreement, the Fundrise Platform, and/or the activities or relationships that involve, lead to, or result from any of the foregoing, including (except an individual Claim that you may bring in Small Claims Court or an equivalent court, if any, so long as the Claim is pending only in that court) the validity or enforceability of the Arbitration Provisions, any part thereof, or the entire subscription agreement. Claims are subject to arbitration regardless of whether they arise from contract; tort (intentional or otherwise); a constitution, statute, common law, or principles of equity; or otherwise. Claims include (without limitation) matters arising as initial claims, counter-claims, cross-claims, third-party claims, or otherwise. The scope of the Arbitration Provisions is to be given the broadest possible interpretation that will permit it to be enforceable. The Fund believes that the Arbitration Provisions are enforceable under federal law (although the Arbitration Provisions will not apply to federal securities laws claims, and investors will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder), the laws of the State of Delaware, the laws of Washington, D.C., or under any other applicable laws or regulations. However, the issue of enforceability is not free from doubt and to the extent that one or more of the provisions in the subscription agreement or the LLC Agreement with respect to the Arbitration Provisions or otherwise requiring you to waive certain rights were to be found by a court to be unenforceable, the Fund would abide by such decision.

Further, potential investors should consider that each of the Fund’s subscription agreement and the LLC Agreement restricts the ability of the Fund’s Shareholders to bring class action lawsuits or to similarly seek remedy on a class basis, subject to applicable law and unless otherwise consented to by the Fund. These restrictions on the ability to bring a class action lawsuit are likely to result in increased costs, both in terms of time and money, to individual investors who wish to pursue claims against the Fund.

By purchasing Fund Shares, investors will, to the extent permitted by applicable law, be bound by Arbitration Provisions contained in the subscription agreement and the LLC Agreement. However, the Arbitration Provisions will not apply to federal securities laws claims and will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder.

BY AGREEING TO BE SUBJECT TO THE ARBITRATION PROVISIONS, INVESTORS WILL NOT BE DEEMED TO WAIVE THE FUND’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

In addition, pursuant to the LLC Agreement, shareholders have a right to litigate claims through a court before a judge, but will not have that right if any party elects arbitration pursuant to the Arbitration Provisions. To the fullest extent permitted by law, shareholders waive their right to litigate such claims in a court upon election of arbitration by any party and waive their right to a trial by jury in any litigation relating to the LLC Agreement, the Shares or any other agreements related thereto.

INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of Shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without Shareholder approval. Except for those restrictions specifically identified as fundamental, the Fund’s investment objective and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without approval of Shareholders.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to the Fund only at the time a transaction is entered into or an investment is made, except that any borrowing by the Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in the Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting Shares of the Fund. The vote of a majority of the outstanding voting Shares of the Fund means the vote, at an annual or special meeting, of (a) 67% or more of the outstanding voting Shares present at such meeting, if the holders of more than 50% of the outstanding voting Shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

●	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

●	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may invest in commodities or contracts relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund will not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in Innovation Companies, which include companies operating in the information technology and telecommunication services sectors and in the following industries: aerospace and defense; internet and catalog retail; biotechnology; health care equipment and supplies; and health care technology.

In addition, the Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

The following are interpretations of the fundamental policies of the Fund and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes and to satisfy Shareholder repurchase requests.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred Shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security if, as a result, more than 33⅓% of its total assets would be lent to other parties. This restriction does not apply to purchases of debt securities or repurchase agreements in accordance with the Fund’s investment objective and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. The Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of the Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Fund will, however, consider the investments held through Private Vehicles, to the extent known or should be known, in determining compliance with its concentration policy. For this purpose, the Fund will be concentrated in investments in “Innovation Companies,” which include companies operating in the information technology and telecommunication services sectors and in the following industries: aerospace and defense; internet and catalog retail; biotechnology; health care equipment and supplies; and health care technology. The Adviser may, but need not, consider industry classifications provided by third parties.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted the following non-fundamental policy, which may be changed or amended by action of the Board without approval of Shareholders.

●	80% Investment Policy. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities of Innovation Companies and other investments, including derivatives, exchange-traded funds and pooled investment vehicles, that provide economic exposure to Innovation Companies, as defined in “Investment Objective, Strategies and Policies – Investment Strategies”.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors (the “Board”), which has overall responsibility for monitoring and overseeing the Fund’s management and operations. Subject to the provisions of the LLC Agreement, the Board has all powers necessary and convenient to carry out this responsibility, including the appointment and removal of the Fund’s officers. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

Directors and Officers

The charts below identify the Directors and officers of the Fund as of the date of this SAI. Unless otherwise indicated, the address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036.

Name and Year of Birth	Position(s) Held	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held During the Past 5 Years
INDEPENDENT DIRECTORS

[Independent Director #1]	Director	2026 to Present	[ ]	[ ]	[ ]

[Independent Director #2]	Director	2026 to Present	[ ]	[ ]	[ ]

[Independent Director #3]	Director	2026 to Present	[ ]	[ ]	[ ]
INTERESTED DIRECTOR
Benjamin S. Miller (1976)(1)	Director, Chairperson and President	2026 to Present	Chief Executive Officer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	5	Fundrise Innovation Fund; Fundrise Real Estate Interval Fund, LLC; Fundrise Income Real Estate Fund, LLC

(1)	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name and Year of Birth	Position(s) Held	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Bjorn J. Hall (1980)	Secretary and Chief Compliance Officer	2026 to Present	Chief Compliance Officer and General Counsel, Fundrise Advisors, LLC and Rise Companies (since 2014) and officer of certain funds in the Fund Complex (since 2024).

Alison Staloch (1980)	Treasurer and Principal Financial Officer	2026 to Present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. and officer of certain funds in the Fund Complex (since 2021); Formerly, Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

(1)	The term of office for each officer will continue indefinitely.

Board of Directors and Leadership Structure

The Board is currently composed of four Directors, three of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities.

Benjamin Miller, the Chief Executive Officer of the Adviser, and therefore an “interested person” of the Fund (the “Interested Director”), serves as Chairperson of the Board. The Board has established two standing committees to facilitate the Directors’ oversight of the management of the Fund: an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”). The scope of each committee’s responsibilities is discussed in greater detail below. [   ] is the Lead Independent Director of the Fund. As Lead Independent Director, [   ] (i) presides over Board meetings in the absence of the Chairperson of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chairperson of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Directors and management, and among the Independent Directors; and (v) has such other responsibilities as the Board or Independent Directors may determine from time to time. The Board believes that, as Chairperson, [   ] provides skilled executive leadership to the Fund and performs an essential liaison function between the Fund and the Adviser. The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s informed and independent judgment. Except for any duties specified in the LLC Agreement, the designation of Chairperson of the Board or Chair of a committee does not impose on such Directors any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Oversight of Risk

The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational, valuation and liquidity risks. In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers have adopted policies and procedures to identify, assess and manage risks associated with the Fund’s activities. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its service providers. The Fund’s officers, including, but not limited to, the CCO, the Adviser’s portfolio management personnel and other senior personnel of the Adviser, the Fund’s independent registered public accounting firm and personnel from the Fund’s other service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Standing Committees

The Board has two standing committees, as described below.

Audit Committee. The Audit Committee is comprised of all of the Independent Directors of the Fund. [   ] is the Chair of the Audit Committee. The Board has determined that [   ] is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Fund’s processes for accounting, auditing, financial reporting and related internal controls. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

Governance Committee. The Governance Committee is comprised of all of the Independent Directors of the Fund. [   ] is the Chair of the Governance Committee. The Governance Committee’s functions including, among other things, (i) screening and selecting candidates to the Board of Directors, (ii) periodically reviewing and evaluating the composition of the Board and its committees, (iii) coordinating the annual self-assessment by the Board, and (iv) developing and implementing the governance policies applicable to the Fund. The Governance Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund. The Governance Committee need not consider any recommendations when no vacancy on the Board exists, but the Governance Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. Because the Fund is newly organized, the Governance Committee did not meet during the prior fiscal year.

Qualifications of the Directors

The Board has determined that each of the Directors is qualified to serve as a Director of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Director, including those listed in the table above. Among the Qualifications common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Each Director’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (iii) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Director. The following is a summary of Qualifications of the Directors (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Director:

[Director #1]

[Director #2]

[Director #3]

[Benjamin S. Miller – Mr. Miller has served as a member of the Fund’s Board since its inception. Mr. Miller currently is Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. Mr. Miller has 25 years of experience in real estate and finance. Mr. Miller has been responsible for acquiring more than $6 billion of real estate assets, including +20,000 residential units and 4 million square feet of industrial and commercial space. Prior to co-founding Fundrise, Mr. Miller was a Managing Partner of the real estate company WestMill Capital Partners, and before that, was President of Western Development Corporation, one of the largest mixed-use real estate development companies in the Washington DC metro area. Mr. Miller worked as an analyst for a private equity real estate fund and was part of the founding staff of Democracy Alliance, a progressive investment collaborative. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania.]

Securities Ownership of Directors

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, no Director beneficially owned any Shares of the Fund.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Directors and officers of the Fund, as a group, owned less than 1% of the then-outstanding Shares of the Fund.

Compensation Table

The following table sets forth information regarding the total compensation that is expected to be received by the Independent Directors for their service as Independent Directors for the Fund’s first full fiscal year ending [     , ]. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name of Independent Directors	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex(1) Paid to Directors
[Independent Director #1]	$ [ ]	$ [ ]

[Independent Director #2]	$ [ ]	$ [ ]

[Independent Director #3]	$ [ ]	$ [ ]

(1)	During the Fund’s first full fiscal year ending [_________, ____], each Independent Director will receive an annual retainer of $[_____], plus reimbursement of related expenses.]

(2)	The “Fund Complex” consists of the Fund, Fundrise Innovation Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate Interval Fund II, LLC.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors) and by sending the communication to the Fund’s office at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Abandoned Property

It is important that the Fund maintains a correct address for each Shareholder. An incorrect address may cause a Shareholder’s account statements and other mailings to be returned to the Fund. Under state law, mutual fund accounts can be considered “abandoned property.” Depending on the state, in most cases, a mutual fund account may be considered abandoned property and forfeited to the state if the account owner has not initiated any activity in the account or contacted the holder of the account for as few as three or as many as five years. Because the Funds is legally required to send states the assets of accounts that are considered “abandoned property,” the Fund is not liable to shareholders for good faith compliance with state abandoned property laws. For more information on unclaimed property and how to maintain an active account, please contact the Fund’s transfer agents.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. Registration with the SEC does not imply a certain level of skill or training. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. As of [     , 2026], the Adviser had approximately $[ ] billion in assets under management.

The Adviser is a wholly owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website [ ], the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of investment opportunities using REITs (each, an “eREIT®”), a real estate investment fund program (the “eFundTM”) and other investment vehicles sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Adviser also serves as the investment adviser to one or more registered closed-end management investment companies sponsored by Rise Companies that invest primarily in real estate-related investments. The Fund is included among the investment vehicles made available through the Fundrise Platform.

Benjamin S. Miller, the co-founder and Chief Executive Officer of Rise Companies Corp., is responsible for overseeing the day-to-day operations of Rise Companies Corp. and its affiliates, including Fundrise, LLC.

Investment Management Agreement

The Fund and the Adviser have entered into an Investment Management Agreement. Under the Investment Management Agreement, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of the Board. In this regard, the Adviser regularly provides the Fund with research, advice and supervision, and furnishes continuously an investment program for the Fund consistent with the investment objective, policies and restrictions of the Fund. Pursuant to the Investment Management Agreement, the Adviser:

●	provides and oversees the Fund’s overall investment strategy;

●	provides and, as necessary, re-evaluates and updates the investment objective, parameters and guidelines, asset classes, and risk profiles of the Fund;

●	determines what securities and other investments will be purchased for the Fund and the portion of the Fund’s portfolio to be held in cash;

●	identifies, evaluates and negotiates the structure of the Fund’s investments, which includes overseeing due diligence processes related to prospective investments;

●	monitors and evaluates the Fund’s performance and examines and recommends ways to improve performance; and

●	reports to the Board on the performance of the Fund and recommends action as appropriate.

In addition, the Adviser provides administrative, management and other services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund. Among other services, the Adviser:

●	manages and performs the various administrative functions necessary for the day-to-day operations of the Fund;

●	supervises and coordinates all aspects of the Fund’s operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board;

●	drafts and negotiates agreements between service providers and the Fund;

●	maintains accounting data and other information as necessary to prepare and file all periodic financial reports and returns required to be filed with the SEC and any other regulatory agency;

●	executes the pricing process, including calculating the Fund’s net asset value, assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available and monitoring and evaluating information received from independent third-party pricing services and valuation experts;

●	prepares meeting materials for the Board and produces such other materials as the Board may request;

●	coordinates and oversees filings with the SEC;

●	assists with the development and implementation of compliance programs for the Fund;

●	provides day-to-day legal and regulatory support for the Fund;

●	assists the Fund in the handling of regulatory examinations;

●	makes, changes and revokes such tax elections on behalf of the Fund as the Adviser deems appropriate, including making an election to be taxed as a regulated investment company or to revoke such status;

●	provides the Fund with all necessary cash management services;

●	manages and coordinates with the Fund’s transfer agent to update records with respect to distributions and payments to shareholders;

●	evaluates and obtains adequate insurance coverage based upon risk management determinations;

●	makes reports to the Board regarding the performance of the Fund’s investment adviser;

●	performs due diligence on third-party service providers and negotiates agreements with those third-parties;

●	develops the offering of the Fund’s securities, including determining the specific terms of the securities to be offered by the Fund, preparation of all offering and related documents and obtaining all required regulatory approvals of such documents;

●	prepares and approves all marketing materials to be used by the Fund or others relating to the offering of the Fund’s securities;

●	creates and implements various technology and electronic communications related to the offering of the Fund’s securities;

●	determines the Fund’s distribution policy and authorizes and declares distributions from time to time;

●	manages communications with shareholders, including answering phone calls, preparing and sending written and electronic reports and other communications; and

●	establishes technology infrastructure to assist in providing shareholder support and services.

The Investment Management Agreement sets the fees the Fund pays to the Adviser and describes the expenses that the Fund is responsible to pay to conduct its business.

After an initial term of two years for the Fund, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by (1) by a vote of a majority of the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and (2) in either event, by the vote of a majority of the Directors who are not parties to the Investment Management Agreement or who are Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement may be terminated at any time without penalty by a vote of a majority of the Board or by a vote of a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or (iii) the Adviser, on sixty

(60) days’ prior written notice to the Fund. The notice provided for herein may be waived by any party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act). The Investment Management Agreement provides that the Adviser shall not be protected against any liability to the Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of the reckless disregard of its obligations and duties thereunder.

Subject to certain limitations, the LLC Agreement limits the liability of the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, for monetary damages and provides that the Fund will indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates.

The LLC Agreement provides that to the fullest extent permitted by applicable law, the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates will not be liable to the Fund. In addition, pursuant to the LLC Agreement, the Fund has agreed to indemnify the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, to the fullest extent permitted by law, against all expenses and liabilities (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Fund and attorney’s fees and disbursements) arising from the performance of any of their obligations or duties in connection with their service to the Fund or the Investment Management Agreement, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which any such person may hereafter be made party by reason of being or having been the Adviser or one of the Adviser’s directors or officers.

Management Fee

Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of [ ]% of the average daily value of the Fund’s net assets.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any Management Fee.

Expense Limitation

[The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [3.00]% of the Fund’s average daily net assets. The Adviser may seek recoupment from the Fund of any fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that the recoupment will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect [at least through , ______, 202_], unless and until the Board approves its modification or termination.]

PORTFOLIO MANAGEMENT

Other Accounts Managed

The Adviser has established an Investment Committee comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The members of the Investment Committee serve as the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund.

The following table includes information for each portfolio manager of the Fund regarding the number and total assets of other accounts managed as of [ _____, 2026] that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account.

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller		$[__]		$[__]
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]
Brandon T. Jenkins		$[__]		$[__]
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]
Christopher Brauckmuller		$[__]		$[__]
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]

Compensation of Portfolio Managers

Each of the Fund’s portfolio managers receives compensation for his services, including services performed for the Fund on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Fund or any of the Other Accounts Managed.

Securities Ownership of Portfolio Managers

The Fund’s portfolio managers are not required to own Shares of the Fund. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in the Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund Shares has any less confidence or is any less concerned about the Fund’s performance.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, no portfolio manager beneficially owned any Shares of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts summarized below.

The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and eFundTM). These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV.

Allocation of Investment Opportunities. The Fund relies on the Adviser’s executive officers and Rise Companies’ key real investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities, including those that may be formed in the future, also rely on these same investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, which in the future may include offerings that acquire or invest in technology and technology-related companies.

Other programs may have investment criteria that compete with the Fund. If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ investment professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following:

●	the investment objectives and criteria of Rise Companies and the other Fundrise entities;

●	the cash requirements of Rise Companies and the other Fundrise entities;

●	the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment;

●	the policy of Rise Companies or the other Fundrise entities relating to leverage;

●	the anticipated cash flow of the asset to be acquired;

●	the income tax effects of the purchase on Rise Companies or the other Fundrise entities;

●	the size of the investment; and

●	the amount of funds available to Rise Companies or the Fundrise entities.

If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Fund Affiliates’ Time. The Fund relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Fund. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

●	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

●	the offering of Shares by the Fund, which entitles the Adviser to a Management Fee and other fees;

●	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

●	borrowings up to the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser;

●	whether the Fund seeks necessary approvals to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Rise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and

●	whether and when the Fund merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Fund’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

●	Rise Companies;

●	the Adviser;

●	Fundrise, LLC;

●	other investment programs sponsored by Rise Companies; and

●	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.

No Independent Underwriter. As the Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities.

License Agreement. The Fund will enter into a license agreement with Rise Companies pursuant to which Rise Companies will grant the Fund a non-exclusive, royalty free license to use the name “Fundrise.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions. Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Investment decisions for the Fund are made independently from those for other Fundrise entities advised or managed by the Adviser or its affiliates. Some securities or other assets considered for investment by the Fund also may be appropriate for such other Fundrise entities. Thus, a particular security or other asset may be bought or sold for certain Fundrise entities even though it could have been bought or sold for other Fundrise entities at the same time. If a purchase or sale of securities or other assets consistent with the investment policies of the Fund and one or more of these other Fundrise entities is considered at or about the same time, transactions in such securities or other assets will generally be allocated among the Fund and other Fundrise entities in a manner which the Adviser believes to be fair and equitable to the Fund and such other Fundrise entity in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates or, as applicable, in compliance with the conditions of the exemptive order granted to the Fund by the SEC. To the extent permitted by law, when the Adviser or its affiliates determine that an investment opportunity is appropriate for the Fund and one or more other Fundrise entities, the Adviser or its affiliates will generally execute transactions for the Fund on an aggregated basis with the other Fundrise entities when the Adviser or its affiliates believes that to do so will allow it to obtain best execution and to negotiate more favorable transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Not all of the Fund’s investments in Innovation Companies will be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in Innovation Companies in a manner consistent with the general principles described herein.

Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research services from securities firms with which the Adviser places the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research services even though the receipt of such research services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser or its affiliates in providing services to other Fundrise entities, although not all of these research services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research services provided to the Adviser or its affiliates by securities firms in connection with trades executed on behalf of other Fundrise entities may be useful to the Adviser in managing the Fund, although not all of these research services may be necessarily useful and of value to the Adviser or its affiliates in managing such other Fundrise entities. To the extent the Adviser or its affiliates use such research services, they will use them for the benefit of all Fundrise entities, to the extent reasonably practicable.

Affiliated Brokerage. The Fund expects that all portfolio transactions in securities or other assets will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities or other assets. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the Investment Company Act); (2) in the case of the purchase or sale of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. As of the date of this SAI, there are no such affiliated persons that could perform brokerage services for the Fund.

Portfolio Turnover. Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading, except as may be the case during the “ramp-up period” (as defined in the Prospectus) of the Fund. It is expected that the annual portfolio turnover rate for the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any brokerage commissions.

CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities and other assets, including securities and other assets that may be purchased or held by the Fund, subject to certain limitations. The Codes of Ethics have been filed with the SEC and may be viewed by the public.

PROXY VOTING POLICIES AND PROCEDURES

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy and Procedures (the “Fund’s Proxy Voting Policy”) on behalf of the Fund which delegates the responsibility for decisions regarding proxies for securities held or proposed to be held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy and Procedures, which it will use to vote proxies for securities held by the Fund (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Fund’s Proxy Voting Policy. The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Fund. Due to the nature of the securities and other assets in which the Fund intends to invests, proxy voting decisions for the Fund may be limited.

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting proxies received in a manner consistent with the best interests of the Fund’s Shareholders. The Fund believes that the Adviser is in the best position to make individual decisions relating to the Fund’s voting rights consistent with the Fund’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Fund has delegated the following duties to the Adviser pursuant to the Fund’s Proxy Voting Policy:

●	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy;

●	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management; and

●	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Fund shall always vote in the best interest of the Fund’s Shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s Shareholders when a vote is cast consistent with the proxy voting guidelines as set forth in the Adviser’s Voting Policy, provided such guidelines were approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

A copy of the Adviser’s Proxy Voting Policy is attached as Appendix A to this SAI.

The Fund will file a Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling (202) 584-0550 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A “principal Shareholder” is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding Shares. A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. A control person may be able to determine the outcome of a matter put to a Shareholder vote. As the Fund had not commenced investment operations as of the date of this SAI, and except as noted below, the Fund does not know of any control persons or principal Shareholders of the Fund as of that date.

As of the date of this SAI, [Rise Companies and/or one of its subsidiaries] may be deemed to control the Fund due to its beneficial ownership of 25% or more of the outstanding shares of the Fund. For so long as [Rise Companies and/or one of its subsidiaries] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public that [Rise Companies’ and/or one of its subsidiaries’] control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

ADMINISTRATOR

[       ] provides certain administration and portfolio accounting services to the Fund. [   ] is located at [   ].

CUSTODIAN AND TRANSFER AGENTS

[_____] serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a Custody Agreement with the Fund. Under the Custody Agreement, [ ] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties. The Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.

[            ], which has its principal office at [_____], serves as the Fund’s transfer agent for all transactions in the Fund’s shares through the Fundrise Platform. [ ], which has its principal office at [   ], serves as an additional transfer agent for the Fund for transactions in the Fund’s shares through any other channels/platforms.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ] is the independent registered public accounting firm for the Fund and will perform an annual audit of the Fund’s financial statements. [   ] is located at [   ].

LEGAL COUNSEL

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Washington, DC 20004, serves as the Fund’s legal counsel.

ADDITIONAL INFORMATION

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333- ). The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this SAI for information about how to obtain a paper copy of this SAI or the Prospectus without charge. Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Fundrise Innovation Fund II, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s Platform website at [____].

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the Registration Statement.

FINANCIAL STATEMENTS

[To be provided in subsequent filing.]

APPENDIX A

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Innovation Fund II, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held or proposed to be held by the Fund.

1.	Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.	Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.	Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Investment Committee (or any committee delegated responsibility and authority by the Investment Committee) to vote the proxy. The Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

●	The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

●	The Adviser generally will vote on all matters presented to security holders in any proxy. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of the Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of the Adviser.

●	Notwithstanding the foregoing guideline, as part of an investment decision the Adviser may waive or delegate voting rights (either with respect to a particular proxy or with respect to an investment or proposed investment more generally) when in the best interest of the Fund in accordance with the Adviser’s fiduciary duties.

●	Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

●	Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

●	vote the relevant proxy in accordance with the vote indicated by the Guidelines;

●	vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

●	engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

●	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from the Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

●	These Procedures and any amendments;

●	Each proxy statement that the Adviser receives;

●	A record of each vote that the Adviser casts;

●	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

●	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements:

Part A:	Not applicable, as the Registrant has not yet commenced operations.

Part B:	Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.

2.	Exhibits.

(a)	Certificate of Formation(1)
(b)	Limited Liability Company Agreement**
(c)	Not applicable.
(d)	Limited Liability Company Agreement Section**
(e)	Distribution Reinvestment Plan**
(f)	Not applicable.
(g)	Form of Investment Management Agreement between Registrant and Fundrise Advisors, LLC**
(h)	Not applicable.
(i)	Not applicable.
(j)	Form of Custody Agreement**
(k)(1)	Form of Expense Limitation Agreement between Registrant and Fundrise Advisors, LLC**
(k)(2)	Form of Transfer Agency Agreement**
(k)(3)	Form of License Agreement Between Registrant and Rise Companies Corp.**
(k)(4)	Form of Administrative Services Agreement Between Registrant and [ ] **
(l)	Opinion and Consent of Counsel**
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable.
(p)	Form of Subscription Agreement(2)
(q)	Not applicable.
(r)	Code of Ethics of Registrant and Fundrise Advisors, LLC**
(s)	Filing Fees Table(1)

**	To be filed by amendment.
(1)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-296580, 811-24191), filed on June 8, 2026.
(2)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2/A (File Nos. 333-296580, 811-24191), filed on July 30, 2026.

ITEM 26. MARKETING ARRANGEMENTS

Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

Not applicable.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Fundrise Advisors, LLC, the Registrant’s investment adviser. Information regarding the ownership of Fundrise Advisors, LLC is set forth in its Form ADV, as filed with the SEC (File No. 801-80060), and is incorporated herein by reference.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

As of [_______, 20__]:

Title of Class	Number of Record Holders
Common Shares	[ ]

ITEM 30. INDEMNIFICATION

Reference is made to Section 6.5 of Article VI of the Registrant’s Amended and Restated Limited Liability Company Agreement (to be filed by amendment).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which Fundrise Advisors, LLC, and each member, director, executive officer, or partner of Fundrise Advisors, LLC, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of Fundrise Advisors, LLC is included in its Form ADV, as filed with the SEC (File No. 801-80060), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 (records relating to its function as Registrant’s investment adviser).

[______].

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a.       To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.       That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c.       To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.       That, for the purpose of determining liability under the Securities Act to any purchaser:

1)	if the Registrant is subject to Rule 430B under the 1933 Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a) (1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10(a) of the Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

2)	if the Registrant is subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.       That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 486(b) of the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 24th day of August, 2026.

Fundrise Innovation Fund II, LLC

By:	/s/ Benjamin S. Miller
Name:	Benjamin S. Miller
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Benjamin S. Miller	Chief Executive Officer and Director	August 24, 2026